                                                                   EXHIBIT 10.14

DOCUMENT NAME:                       GP317G7.20

DRAFT NO:                            7

AUTHOR'S INITIALS:                   GP

SECRETARY'S INITIALS:                ANITA  -  21 JULY 1998

DOCUMENT COMMENT:                    OCCUPATIONAL LEASE

                            DATED                                   1998


                            (1)    Landlord:
                                   UNIVERSITIES SUPERANNUATION
                                   SCHEME LIMITED

                            (2)    Tenant:
                                   SEAGATE SOFTWARE LIMITED

                            (3)    Guarantor:
                                   SEAGATE TECHNOLOGY INC.


                       ----------------------------------



                               OCCUPATIONAL LEASE

                                     - of -

                                   Aquis House
                                 Blagrave Street
                                     Reading

                       ----------------------------------












                                   CLIFFORD CHANCE
                              200 Aldersgate Street
                                   London EC1A 4JJ

                                   Tel:   0171-600 1000
                                   Fax:   0171-600 5555

                                   Ref:   GP/U0167/10080/ICSM

                            DATED                                   1998


                            (1)    Landlord:
                                   UNIVERSITIES SUPERANNUATION
                                   SCHEME LIMITED

                            (2)    Tenant:
                                   SEAGATE SOFTWARE LIMITED

                            (3)    Guarantor:
                                   SEAGATE TECHNOLOGY INC.


                       ----------------------------------

                               Counterpart/

                               OCCUPATIONAL LEASE

                                     - of -

                                   Aquis House
                                 Blagrave Street
                                     Reading

                       ----------------------------------




                                   CLIFFORD CHANCE
                                   200 Aldersgate Street
                                   London EC1A 4JJ

                                   Tel:   0171-600 1000
                                   Fax:   0171-600 5555

                                   Ref:   GP/U0167/10080/ICSM

                                      INDEX


CLAUSE                                                                                       PAGE
------                                                                                       ----
SECTION 1.................................................................................    1


2.      INTERPRETATION....................................................................    5


SECTION 2.................................................................................    6
        3.1    DEMISE AND TERM............................................................    6
        3.2    EXCEPTIONS AND RESERVATIONS................................................    7
        3.3    THIRD PARTY RIGHTS.........................................................    7
        3.4    ENCROACHMENTS AND EASEMENTS................................................    7
        3.5    LANDLORD'S COVENANTS.......................................................    7
        3.6    RIGHTS OF ENTRY BY LANDLORD................................................    7
        3.7    TERMS OF ENTRY BY LANDLORD.................................................    8


SECTION 3.................................................................................    8
        4.1    TENANT'S OBLIGATION TO PAY.................................................    8
        4.2    DATES OF PAYMENT OF PRINCIPAL RENT.........................................    9
        4.3    METHOD OF PAYMENT OF PRINCIPAL RENT........................................    9
        4.4    DATES OF PAYMENT OF INSURANCE RENT AND ADDITIONAL RENT.....................    9
        4.5    NO RIGHT OF SET-OFF........................................................    9


5.      RENT REVIEW......................................................................    10
        5.1    DEFINITIONS...............................................................    10
        5.1.1  "OPEN MARKET RENT\........................................................    10
        5.1.2  "ASSUMPTIONS\.............................................................    11
        5.1.3  "DISREGARDED MATTERS\.....................................................    11
        5.1.4  "REVIEW SURVEYOR\.........................................................    11
        5.2    RENT REVIEWS..............................................................    12
        5.3    AGREEMENT OR DETERMINATION OF THE REVIEWED RENT...........................    12
        5.4    APPOINTMENT OF REVIEW SURVEYOR............................................    12
        5.5    FUNCTIONS OF REVIEW SURVEYOR..............................................    12
        5.6    FEES OF REVIEW SURVEYOR...................................................    13
        5.7    APPOINTMENT OF NEW REVIEW SURVEYOR........................................    13
        5.8    INTERIM PAYMENTS PENDING DETERMINATION....................................    13
        5.9    RENT RESTRICTIONS.........................................................    14
        5.10   MEMORANDA OF REVIEWED RENT................................................    15
        5.11   TIME NOT OF THE ESSENCE...................................................    15


6.      INTEREST.........................................................................    15

CLAUSE                                                                                       PAGE
------                                                                                       ----
        6.1    INTEREST ON LATE PAYMENTS.................................................    15
        6.2    INTEREST ON REFUSED PAYMENTS..............................................    16


7.      OUTGOINGS........................................................................    16
        7.1    TENANT'S OBLIGATION TO PAY................................................    16
        7.2    INDEMNITY AGAINST VOID RATING RELIEF......................................    16
        7.3    COSTS OF UTILITIES ETC....................................................    16


8.      VALUE ADDED TAX..................................................................    17
        8.1    SUMS EXCLUSIVE OF VAT.....................................................    17
        8.2    TENANT TO PAY VAT.........................................................    17
        8.3    VAT INCURRED BY LANDLORD..................................................    17


9.      TAXATION.........................................................................    17


10.     LANDLORD'S COSTS.................................................................    18


SECTION 4................................................................................    18
        11.1   REPAIRS...................................................................    18
        11.2   DAMAGE BY THE INSURED RISKS...............................................    19
        11.3   INTERNAL DECORATIONS......................................................    19
        11.4   EXTERNAL DECORATIONS......................................................    19
        11.5   PLANT AND MACHINERY.......................................................    20
        11.6   CLEANING..................................................................    20
        11.7   CARPETING.................................................................    20


12.     YIELD UP.........................................................................    20
        12.1   REINSTATEMENT OF PREMISES.................................................    20
        12.2   YIELDING UP IN GOOD REPAIR................................................    21


13.     COMPLIANCE WITH NOTICES..........................................................    21
        13.1   TENANT TO REMEDY BREACHES OF COVENANT.....................................    21
        13.2   FAILURE OF TENANT TO REPAIR...............................................    21


14.     ALTERATIONS......................................................................    21
        14.1   NO STRUCTURAL ALTERATIONS.................................................    21
        14.2   NON-STRUCTURAL ALTERATIONS................................................    22
        14.3   DEMOUNTABLE PARTITIONING..................................................    22
        14.4   COVENANTS BY TENANT.......................................................    22

CLAUSE                                                                                       PAGE
------                                                                                       ----
15.     SIGNS AND ADVERTISEMENTS.........................................................    22


SECTION 5................................................................................    23
        16.1   PERMITTED USE.............................................................    23
        16.2   TENANT NOT TO LEAVE PREMISES UNOCCUPIED...................................    23


17.     USE RESTRICTIONS.................................................................    23


18.     EXCLUSION OF WARRANTY AS TO USER.................................................    23
        18.1   NO WARRANTY BY LANDLORD...................................................    23
        18.2   TENANT'S ACKNOWLEDGEMENT..................................................    23


SECTION 6................................................................................    24
        19.1   ALIENATION GENERALLY......................................................    24
        19.2   SHARING WITH A GROUP COMPANY..............................................    24


20.     ASSIGNMENT.......................................................................    24
        20.1   NO ASSIGNMENT OF PART.....................................................    24
        20.2   CIRCUMSTANCES IN WHICH CONSENT TO ASSIGNMENT MAY BE WITHHELD..............    24
        20.3   CONDITIONS FOR LANDLORD'S CONSENT.........................................    25
        20.4   ASSIGNMENT OF THE WHOLE...................................................    26
        20.5   S.144 LPA 1925............................................................    26


21.     ARRANGEMENTS FOR THE SUBSTITUTION OF THE GUARANTOR...............................    26
        21.1   SUBSTITUTION AND RELEASE OF SEAGATE TECHNOLOGY INC........................    26
        21.2   PROVISIONS OF ACCOUNTS AND OTHER DOCUMENTARY EVIDENCE.....................    28
        21.3   LANDLORD'S CONSENT TO ASSIGNMENT..........................................    28
        21.4   CONDITIONS FOR LANDLORD'S CONSENT.........................................    28
        21.5   APPLICATION FOR THE RELEASE OF SEAGATE SOFTWARE INC.......................    28
        21.6   PROVISION OF ACCOUNTS AND OTHER DOCUMENTARY EVIDENCE......................    29
        21.7   LANDLORD'S CONSENT TO ASSIGNMENT..........................................    29
        21.8   CONDITIONS FOR LANDLORD'S CONSENT.........................................    29


22.     UNDERLETTING.....................................................................    30
        22.1   SUBLETTING UNIT...........................................................    30
        22.2   UNDERLETTING OF PART......................................................    30
        22.3   UNDERLETTING OF THE WHOLE.................................................    31
        22.4   UNDERLETTING RENT.........................................................    31
        22.5   DIRECT COVENANTS FROM UNDERTENANT.........................................    31
        22.6   CONTENTS OF UNDERLEASE....................................................    32
        22.7   TENANT TO OBTAIN LANDLORD'S CONSENT.......................................    32
        22.8   TENANT TO ENFORCE OBLIGATIONS.............................................    32

CLAUSE                                                                                       PAGE
------                                                                                       ----
        22.9   REVIEW OF UNDERLEASE RENT.................................................    32
        22.10  NO VARIATION OF TERMS.....................................................    33
        22.11  NO REDUCTION IN RENT......................................................    33


23.     REGISTRATION OF DISPOSITIONS.....................................................    33


SECTION 7................................................................................    33
        24.1   TENANT TO COMPLY WITH STATUTES............................................    33
        24.2   TENANT TO EXECUTE NECESSARY WORKS.........................................    34
        24.3   TENANT TO REFRAIN FROM CERTAIN ACTS.......................................    34


25.     PLANNING ACTS....................................................................    34
        25.1   TENANT'S OBLIGATION TO COMPLY.............................................    34
        25.2   NO APPLICATION FOR PLANNING PERMISSION WITHOUT CONSENT....................    34
        25.3   TENANT TO OBTAIN ALL PERMISSIONS..........................................    34
        25.4   TENANT TO PAY PLANNING CHARGES............................................    35
        25.5   NO IMPLEMENTATION OF PERMISSION WITHOUT APPROVAL..........................    35
        25.6   TENANT TO CARRY OUT WORKS BEFORE END OF TERM..............................    35
        25.7   PLANS ETC. TO BE PRODUCED.................................................    35
        25.8   PLANNING CONDITIONS.......................................................    35
        25.9   PLANNING REFUSAL..........................................................    36


26.     STATUTORY NOTICES................................................................    36
        26.1   NOTICES GENERALLY.........................................................    36
        26.2   PARTY WALL ETC. ACT 1996..................................................    36


27.     FIRE PRECAUTIONS AND EQUIPMENT...................................................    37
        27.1   COMPLIANCE WITH REQUIREMENTS..............................................    37
        27.2   FIRE FIGHTING APPLIANCES TO BE SUPPLIED...................................    37
        27.3   ACCESS TO BE KEPT CLEAR...................................................    37


28.     DEFECTIVE PREMISES...............................................................    37


SECTION 8................................................................................    37
        29.1   LANDLORD TO INSURE........................................................    37
        29.2   WAIVER OF SUBROGATION.....................................................    38
        29.3   FULL REINSTATEMENT COST...................................................    38
        29.4   LANDLORD'S FIXTURES.......................................................    38
        29.5   LANDLORD TO PRODUCE EVIDENCE OF INSURANCE.................................    38
        29.6   INSURANCE VALUATIONS......................................................    39
        29.7   DAMAGE TO THE PREMISES....................................................    39
        29.8   WHERE REINSTATEMENT IS DELAYED OR PREVENTED...............................    40

CLAUSE                                                                                       PAGE
------                                                                                       ----
        29.9   PAYMENT OF INSURANCE MONEY REFUSED........................................    40
        29.10  SUSPENSION OF RENT PAYMENTS...............................................    41
        29.11  DOUBLE INSURANCE..........................................................    41
        29.12  INSURANCE BECOMING VOID...................................................    41
        29.13  REQUIREMENTS OF INSURERS..................................................    42
        29.14  NOTICE BY TENANT..........................................................    42


SECTION 9................................................................................    42
        30.1   RE-ENTRY..................................................................    42
        30.2   EVENTS OF DEFAULT.........................................................    42


SECTION 10...............................................................................    44


32.     EXCLUSION OF IMPLIED COVENANTS BY LANDLORD.......................................    44


33.     RELETTING NOTICES................................................................    44


34.     DISCLOSURE OF INFORMATION........................................................    44


35.     INDEMNITY........................................................................    44


36.     REPRESENTATIONS..................................................................    45


37.     EFFECT OF WAIVER.................................................................    45


38.     NOTICES..........................................................................    45
        38.1   NOTICES TO TENANT OR GUARANTOR............................................    45
        38.2   NOTICES TO LANDLORD.......................................................    45


39.     EXCLUSION OF STATUTORY COMPENSATION..............................................    46


40.     GUARANTOR'S COVENANTS............................................................    46


41.     NEW TENANCY......................................................................    46


42.     INVALIDITY OF CERTAIN PROVISIONS.................................................    46

CLAUSE                                                                                       PAGE
------                                                                                       ----
43.     GOVERNING LAW AND JURISDICTION...................................................    46
        43.1   GOVERNING LAW.............................................................    46
        43.2   JURISDICTION..............................................................    46
        43.3   WAIVER OF OBJECTION TO LEX FORI...........................................    46


SCHEDULE 1...............................................................................    48


SCHEDULE 2...............................................................................    49


SCHEDULE 3...............................................................................    51


SCHEDULE 4...............................................................................    55


SCHEDULE 5...............................................................................    59


SCHEDULE 6...............................................................................    62


8.      INVALIDITY OF CERTAIN PROVISIONS.................................................    67

THIS LEASE is made on the                   day of                    1998

BETWEEN:-

(1) UNIVERSITIES SUPERANNUATION SCHEME LIMITED (Company registration number 1167127) whose registered office is at Royal Liver Building Liverpool L3 1PY (the "Landlord");

(2) SEAGATE SOFTWARE LIMITED (Company registration number 2575013) whose registered office is at 100 New Bridge Street London EC4V 6JA (the "Tenant"); and

(3) SEAGATE TECHNOLOGY INC. of 920 Disc Drive Scotts Valley California CA 95066 (Company registration number 2102401) (the "Guarantor").

NOW THIS DEED WITNESSES as follows:-

                                    SECTION 1
                         DEFINITIONS AND INTERPRETATION

1.       DEFINITIONS

         In this Lease, unless the context requires otherwise, the following expressions shall have the following meanings:-

1.1 "ADDITIONAL RENT" means all sums referred to in clause 6, and all sums which are recoverable as rent in arrear or stated in this Lease to be due to the Landlord;

1.2 "BASE RATE" means the base rate for the time being of Barclays Bank PLC or, if Barclays Bank PLC ceases to exist or fails to publish a base rate such other comparable rate of interest as the Landlord shall reasonably specify;

1.3 "CONDUITS" means all drains, pipes, gullies, gutters, sewers, ducts, mains, channels, subways, wires, cables, conduits, flues and any other conducting media of whatsoever nature;

1.4 "DECORATION YEAR" means the fifth year after the Term Commencement Date and every subsequent fifth year;

1.5 "DEVELOPMENT" means development as defined in section 55 of the Town and Country Planning Act 1990;

1.6 "GROUP COMPANY" means any company which is, for the time being (a) a subsidiary of the relevant party or (b) the holding company of that party or (c) another subsidiary of the holding company of that party, in each case within the meaning of section 736 of the Companies Act 1985, as amended by the Companies Act 1989;

1.7 "GUARANTOR" means the party named as "Guarantor" in this Lease and includes the person from time to time guaranteeing the obligations of the Tenant under this Lease and, in the case of an individual, includes his personal representatives;

1.8 "INITIAL RENT" means the sum of one million and fifty thousand pounds sterling (L1,050,000) per annum;

1.9      "INSURANCE RENT" means:-

         (a) the sums which the Landlord pays from time to time for insuring the Premises against the Insured Risks pursuant to clause 29.1.1 and the other items referred to in clause 29.1.3; and

         (b) all sums which the Landlord pays from time to time for insuring against the loss of the Principal Rent pursuant to clause 29.1.2;

1.10 "INSURED RISKS" means to the extent that any of the same are insurable in the London insurance market at reasonable cost fire, storm, tempest, flood, earthquake, lightning, explosion, impact, aircraft (other than hostile aircraft) and other aerial devices and articles dropped from them, riot, civil commotion and malicious damage, bursting or overflowing of water tanks, apparatus or pipes, and such other risks as the Landlord may, in its reasonable discretion from time to time, determine, subject to such exclusions, excesses, limitations, terms and conditions as may be properly contained in any policy taken out by the Landlord;

1.11 "LANDLORD" means the person for the time being entitled to the reversion immediately expectant on the determination of the Term;

1.12 "THIS LEASE" means this Lease and any document which is supplemental to it, whether or not it is expressly stated to be so;

1.13 "NET INTERNAL AREA" means the total floor area expressed in square feet measured in accordance with the Code of Measuring Practice published on behalf of the Royal Institution of Chartered Surveyors and the Incorporated Society of Valuers and Auctioneers (Fourth Edition November 1993);

1.14 "NET TANGIBLE ASSETS" means the aggregate of the amounts paid up or credited as paid up on the issued share capital of the proposed assignee or its guarantor (other than any redeemable shares) including:

         (a)     any amount credited to the share premium account;

         (b)     any capital redemption reserve fund; and

         (c) any balance standing to the credit of the profit and loss account of the proposed assignee or its guarantor but deducting:

         (i) any debit balance on the profit and loss account of the proposed assignee or its guarantor;

         (ii) (to the extent included) any amount shown in respect of goodwill or other intangible assets of the proposed assignee or its guarantor

         (iii) (to the extent included) any amount set aside for taxation, deferred taxation or bad debts; and

         (iv) any dividend or distribution declared, recommended or made by the proposed assignee or its guarantor to the extent that such distribution is not provided for in the most recent financial statements;

         and so that no amount shall be included or excluded more than once;

1.15 "PERMITTED USE" means good class offices within Class B1 (Business) of the Town and Country Planning (Use Classes) Order 1987 and purposes ancillary to such use;

1.16     "PLAN" means the plan annexed to this Lease;

1.17 "PLANNING ACTS" means the Town and Country Planning Act 1990, the Planning (Listed Buildings and Conservation Areas) Act 1990, the Planning (Hazardous Substances) Act 1990, the Planning (Consequential Provisions) Act 1990, and the Planning and Compensation Act 1991 and any other town and country planning or related legislation;

1.18 "PREMISES" means the land situated at Blagrave Road Reading together with the building erected on it or on part of it and known as Aquis House as the same are registered at HM Land Registry with Title Absolute under Title Number BK321654 and shown edged red on the Plan and each and every part of the land and building including:-

         (a) any Conduits in, on, under or over and exclusively serving them, except those of any utility company;

         (b) all landlord's fixtures, fittings, plant, machinery, apparatus and equipment at any time in or on them;

         (c)      any additions, alterations and improvements;

1.19     "PRESCRIBED RATE" means four per cent (4%) per annum above the Base
         Rate;

1.20 "PRESENT TENANT" means (in Schedule 3) the Tenant at the time the covenants on the part of the Guarantor are entered into and (in
         Schedule 4) the Tenant at the time the covenants on the part of the Present Tenant therein referred to are entered into;

1.21 "PRESIDENT" means the President for the time being of the Royal Institution of Chartered Surveyors (or in the event that such Institution ceases to exist such other independent professional body as the Landlord may reasonably nominate) and includes the duly appointed deputy of the President or any person authorised by the President or by the Institution or nominated body to make appointments on his or its behalf;

1.22 "PRE-TAX PROFITS" means annual profits before tax as evidenced by independently audited accounts;

1.23     "PRINCIPAL RENT" means the rent payable under clause 4.1.1;

1.24     "RENT COMMENCEMENT DATE" means                     1999;

1.25     "RENTS" means the sums payable by the Tenant under clause 4;

1.26 "REVIEW DATE" means 24 June 2003 and every fifth anniversary of that date during the Term and the day before the expiry of the contractual term granted by this Lease and "RELEVANT REVIEW DATE" shall be construed accordingly;

1.27 "SURVEYOR" means any person appointed by the Landlord to perform the function of a surveyor or an accountant for any purpose of this Lease and includes any employee of the Landlord or of a Group Company of the Landlord appointed for that purpose and any person appointed by the Landlord to collect the rents or to manage the Premises but does not include the Review Surveyor as defined in clause 5;

1.28 "TENANT" means the party named as `Tenant' in this Lease and includes the Tenant's successors in title and assigns and, in the case of an individual, his personal representatives;

1.29 "TERM" means the term of years specified in clause 3.1 and in respect of the obligations of the tenant for the time being under this Lease includes the period of any holding over or any extension or continuation, whether by statute or common law;

1.30     "TERM COMMENCEMENT DATE" means 24 June 1998;

1.31 "UTILITIES" means water, soil, steam, air, electricity, radio, television, telegraphic, telephone, telecommunications and other services and supplies of whatsoever nature;

1.32 "VALUE ADDED TAX" means value added tax as defined in the Value Added Tax Act 1994 and any tax of a similar nature substituted for, or levied in addition to, such value added tax;

1.33 "WORKING DAY" means any day, other than a Saturday or Sunday, on which clearing banks in the United Kingdom are open to the public for the transaction of business.

2. INTERPRETATION Unless there is something in the subject or context inconsistent with the same:-

2.1 every covenant by a party comprising more than one person shall be deemed to be made by such party jointly and severally;

2.2 words importing persons shall include firms, companies and corporations and vice versa;

2.3 any covenant by the Tenant not to do any act or thing shall include an obligation not to permit or suffer such act or thing to be done;

2.4 any reference to the right of the Landlord to have access to, or to enter, the Premises shall be construed as extending to any mortgagee of the Landlord and to all persons authorised by them, including agents, professional advisers, contractors, workmen and others;

2.5 any reference to a statute (whether specifically named or not) shall include any amendment or re-enactment of it for the time being in force, and all instruments, orders, notices, regulations, directions, bye-laws, permissions and plans for the time being made, issued or given under it, or deriving validity from it;

2.6 all agreements and obligations by any party contained in this Lease (whether or not expressed to be covenants) shall be deemed to be, and shall be construed as, covenants by such party;

2.7 the word "assignment" includes equitable assignment and the words "assign" and "assignee" shall be construed accordingly

2.8 the words "including" and "include" shall be deemed to be followed by the words "without limitation";

2.9 the titles or headings appearing in this Lease are for reference only and shall not affect its construction;

2.10 any reference to a clause or schedule shall mean a clause or schedule of this Lease.

                                    SECTION 2
                                 GRANT OF LEASE

3.       GRANT, RIGHTS AND OTHER MATTERS

3.1      DEMISE AND TERM

         In consideration of the rents, covenants and agreements reserved by, and contained in, this Lease to be paid and performed by the Tenant, the Landlord leases the Premises to the Tenant from and including the Term Commencement Date for the term of fifteen (15) years paying the Rents to the Landlord in accordance with clause 4.

3.2      EXCEPTIONS AND RESERVATIONS

         There are excepted and reserved out of this Lease the rights and easements set out in SCHEDULE 1.

3.3      THIRD PARTY RIGHTS

         This Lease is granted subject to any rights, easements, reservations, privileges, covenants, restrictions, stipulations and other matters of whatever nature affecting the Premises including any matters contained or referred to in the deeds and documents referred to in the entries on the Registers of Title Number BK321654 so far as any of them relate to the Premises and are still subsisting and capable of taking effect.

3.4      ENCROACHMENTS AND EASEMENTS

         The Tenant shall not stop up or obstruct any of the windows or lights belonging to the Premises and shall not permit any new window, light, opening, doorway, passage, Conduit or other encroachment or easement to be made or acquired into, on or over the Premises or any part of them. If any person shall attempt to make or acquire any encroachment or easement whatsoever, the Tenant shall give written notice of that fact to the Landlord immediately it shall come to the notice of the Tenant and, at the request of the Landlord but at the cost of the Tenant, adopt such means as may be reasonably required by the Landlord for preventing any encroachment or the acquisition of any easement.

3.5      LANDLORD'S COVENANTS

         Covenants on the part of the Landlord are covenants to do or not to do that which is covenanted for so long only as the Landlord remains entitled to the reversion immediately expectant on the determination of the Term

3.6      RIGHTS OF ENTRY BY LANDLORD

         The Tenant shall permit the Landlord with all necessary materials and appliances to enter and remain on the Premises:-

         3.6.1 to examine the condition of the Premises and to take details of the landlord's fixtures in them;

         3.6.2 to exercise any of the rights excepted and reserved by this Lease;

         3.6.3 for any other purpose connected with valuing the Premises or disposing of or raising finance upon the Landlord's interest in the Premises.

3.7      TERMS OF ENTRY BY LANDLORD

         In exercising any of the rights mentioned in clause 3.6, the Landlord or the person exercising the right shall:-

         3.7.1 give to the Tenant not less than three (3) Working Days' prior notice in writing that the right is to be exercised and shall only exercise it at reasonable times (except in an emergency, when no notice need be given and when it can be exercised at any time);

         3.7.2 cause as little inconvenience as practicable to the Tenant or any other permitted occupier of any part of the Premises; and

         3.7.3 make good, as soon as practicable and to the reasonable satisfaction of the Tenant, any damage caused to the Premises.

                                    SECTION 3
                              FINANCIAL PROVISIONS

4.       RENTS

4.1      TENANT'S OBLIGATION TO PAY

         The Tenant covenants to pay to the Landlord at all times during the Term:-

         4.1.1 yearly, and proportionately for any fraction of a year, the Initial Rent and from and including each Rent Review Date, such yearly rent as shall become payable under clause 5;

         4.1.2    the Insurance Rent;

         4.1.3    the Additional Rent; and

         4.1.4 any Value Added Tax which may be chargeable in respect of the Principal Rent, the Insurance Rent and the Additional Rent.

4.2      DATES OF PAYMENT OF PRINCIPAL RENT

         The Principal Rent and any Value Added Tax chargeable on it shall be paid in four (4) equal instalments in advance on each 25th March, 24th June, 29th September and 25th December in every year, the first payment, in respect of the period from and including the Rent Commencement Date to the day before the quarter day following the Rent Commencement Date, to be made on the Rent Commencement Date.

4.3      METHOD OF PAYMENT OF PRINCIPAL RENT

         The Principal Rent and any Value Added Tax chargeable on it shall be paid so that the Landlord shall receive full value in cleared funds on the date when payment is due.

4.4      DATES OF PAYMENT OF INSURANCE RENT AND ADDITIONAL RENT

         The Insurance Rent and the Additional Rent and any Value Added Tax chargeable on either of them shall be paid on demand, the first payment of the Insurance Rent having been made on the date of this Lease.

4.5      NO RIGHT OF SET-OFF

         Subject to any contrary statutory right, the Tenant shall not exercise any legal or equitable rights of set-off, deduction, abatement or counterclaim which it may have to reduce its liability for Rents.

5.       RENT REVIEW

5.1      DEFINITIONS

         In this clause the following expressions shall have the following meanings:-

         5.1.1 "OPEN MARKET RENT" means the full yearly rent which might reasonably be expected to become payable in respect of the Premises after the expiry of any rent free period, concessionary rent and/or after the giving of any other inducement (whether by means of a capital payment or otherwise) given in each case only in connection with the fitting out of the Premises by the incoming tenant of such length or of such amount or nature as would be negotiated in the open market between a willing landlord and a willing tenant (to the intent that no discount, reduction or allowance shall be made in ascertaining the Open Market Rent to reflect such rent free period, concessionary rent or other inducement as would be negotiated as aforesaid or to compensate the Tenant for its absence) upon a letting of the Premises in the open market with vacant possession at the Relevant Review Date by a willing landlord to a willing tenant and without the landlord receiving any premium or any other consideration for the grant of the lease for a term of years equal to the longer of (a) the residue of the Term remaining unexpired on the Relevant Review Date and (b) ten (10) years and otherwise on the terms and conditions and subject to the covenants and provisions contained in a lease of the Premises on the terms and conditions and subject to the covenants and provisions contained in this Lease except for the following provisions of this Lease:

                          Clause 1.14;
                          Clause 1.22;
                          Clause 20.2.1;
                          Clause 20.2.3;
                          Clause 20.3(ii);
                          Clause 21;
                          Schedule 5; and
                          Schedule 6

                  and except for the amount of the rent payable under this Lease but including the provisions for the review of rent contained in this clause ("THE HYPOTHETICAL LEASE") and making the Assumptions but disregarding the Disregarded Matters;

         5.1.2 "ASSUMPTIONS" means the following assumptions (if not facts) at the Relevant

                  Review Date:-

                  5.1.2.1 that the Premises are fit for immediate occupation and use by the incoming tenant prior to such incoming tenant's fit-out;

                  5.1.2.2 that no work has been carried out to the Premises by the Tenant or any undertenant or their respective predecessors in title during the Term, which has diminished the rental value of the Premises;

                  5.1.2.3 that if the Premises or any part of them have been destroyed or damaged, they have been fully rebuilt and reinstated;

                  5.1.2.4 that the Premises are in a good state of repair and decorative condition;

                  5.1.2.5 that all the covenants on the part of the Tenant and the Landlord contained in this Lease have been fully performed and observed.

         5.1.3    "DISREGARDED MATTERS" means:-

                  5.1.3.1 any effect on rent of the fact that the Tenant or any permitted undertenant or their respective predecessors in title may have been in occupation of the Premises or any part of them;

                  5.1.3.2 any goodwill attached to the Premises by reason of the business then carried on at the Premises by the Tenant or any permitted undertenant;

                  5.1.3.3 any increase in rental value of the Premises attributable to the existence, at the Relevant Review Date, of any improvement (including any fitting out works carried out by the Tenant after the date hereof) to the Premises or any part of them carried out after the date of this Lease with all necessary consents (where required) by the Tenant or any permitted undertenant otherwise than in pursuance of an obligation to the Landlord or its predecessors in title.

         5.1.4 "REVIEW SURVEYOR" means an independent chartered surveyor of not less than ten (10) years' standing, who is experienced in valuing and leasing property similar to the Premises and is acquainted with the market in the area in which the Premises are located appointed from time to time under this clause to determine the Open

                  Market Rent.

5.2      RENT REVIEWS

         The Principal Rent shall be reviewed at each Review Date in accordance with the provisions of this clause and from and including each Review Date the Principal Rent shall equal the higher of:-

         5.2.1 the Principal Rent contractually payable immediately before the Relevant Review Date (or which would be payable but for any suspension of rent (in whole or in part) under this Lease); and

         5.2.2 the Open Market Rent on the Relevant Review Date as agreed or determined pursuant to this clause.

5.3      AGREEMENT OR DETERMINATION OF THE REVIEWED RENT

         The Open Market Rent at any Review Date may be agreed in writing at any time between the Landlord and the Tenant but if, for any reason, they have not so agreed, either party may (whether before or after the Relevant Review Date) by notice in writing to the other require the Open Market Rent to be determined by the Review Surveyor.

5.4      APPOINTMENT OF REVIEW SURVEYOR

         In default of agreement between the Landlord and the Tenant on the appointment of the Review Surveyor, the Review Surveyor shall be appointed by the President on the written application of either party, such application to be made not earlier than three (3) months before the Relevant Review Date and not later than the next succeeding Review Date.

5.5      FUNCTIONS OF REVIEW SURVEYOR

         The Review Surveyor shall:-

         5.5.1 act as an arbitrator in accordance with the Arbitration Act 1996 unless both parties agree that he shall act as an expert;

         5.5.2 if acting as an expert invite the Landlord and the Tenant to submit to him, within such time limits (not being less than fifteen (15) Working Days) as he shall consider appropriate, a valuation accompanied by a statement of reasons and such representations and cross-representations as to the amount of the Open Market Rent with such supporting evidence as they may respectively wish;

         5.5.2 if acting as arbitrator have power to order on a provisional basis any relief which he would have power to grant in a final award;

         5.5.3 within sixty (60) days of the later of his appointment and the Relevant Review Date, or within such extended period as the Landlord and the Tenant may jointly agree in writing, give to each of them written notice of the amount of the Open Market Rent as determined by him.

5.6      FEES OF REVIEW SURVEYOR

5.6.1 The fees and expenses of the Review Surveyor if acting as an expert, including the fee payable for his nomination, shall be in the award of the Review Surveyor but, failing such award, the same shall be payable by the Landlord and the Tenant in equal shares who shall each bear their own costs, fees and expenses.

5.6.2 If either party fails to pay that party's share of the fees and expenses of the Review Surveyor, including the fee payable for his nomination, within five (5) Working Days after being required in writing to do so, the other party may pay such fees and expenses, and the share of the defaulting party shall become a debt payable to the other party on written demand with interest on such share at the Prescribed Rate from and including the date of payment by the other party to the date of reimbursement by the defaulting party.

5.7      APPOINTMENT OF NEW REVIEW SURVEYOR

         If the Review Surveyor fails to give notice of his determination within the allotted time, or if he dies, is unwilling to act, or becomes incapable of acting, or if, for any other reason, he is unable to act, the Landlord or the Tenant may request the President to discharge the Review Surveyor and appoint another surveyor in his place to act in the same capacity, which procedure may be repeated as many times as necessary.

5.8      INTERIM PAYMENTS PENDING DETERMINATION

         If the amount of the reviewed rent has not been agreed or determined by the Relevant Review Date (the date of agreement or determination being called the "DETERMINATION DATE"), then:-

         5.8.1 in respect of the period (the "INTERIM PERIOD") beginning with the Relevant Review Date and ending on the day before the quarter day following the Determination Date, the Tenant shall pay to the Landlord the Principal Rent at the yearly rate payable immediately before the Relevant Review Date together with such further amounts (if any) as may be awarded by the Review Surveyor or (if higher or no such award has been made), such further amounts as the Tenant shall elect to pay;

                  and

         5.8.2 on the Determination Date, the Tenant shall pay to the Landlord as arrears of rent the amount by which the reviewed rent exceeds the rent actually paid during the Interim Period (apportioned on a daily basis) together with interest on such amount at 4% below the Prescribed Rate, such interest to be calculated on the amount of each quarterly shortfall on a day-to-day basis from the date on which it would have been payable if the reviewed rent had then been agreed or determined to the date of actual payment.

5.9      RENT RESTRICTIONS

         If, at any time during the Term, restrictions are imposed by any statute for the control of rent which prevent or prohibit wholly or partly the operation of the rent review provisions contained in this clause or which operate to impose any limitation, whether in time or amount, on the collection and retention of any increase in the Principal Rent or any part then and in each case respectively:-

         5.9.1 the operation of the rent review provisions contained in this clause shall be postponed to take effect on the first date on which such operation (whether wholly or partially and with or without limited effect) may occur and in the case of restrictions which partially prevent or prohibit such operation and/or limit its effect on each such date;

         5.9.2 the collection of any increase in the rent shall be postponed to take effect on the first date on which such increase may be collected and/or retained in whole or in part and on as many occasions as shall be required to ensure the collection of the whole increase and, until such restrictions shall be relaxed either wholly or partially, the Principal Rent shall be the maximum sum from time to time permitted by such restrictions.

5.10     MEMORANDA OF REVIEWED RENT

         Within ten (10) Working Days after the amount of any reviewed rent has been agreed or determined, memoranda recording that fact shall be prepared by the Landlord or its solicitors and shall be signed by or on behalf of the Landlord and the Tenant and any Guarantor and annexed to this Lease and its counterpart. The parties shall each bear their own costs in relation to the preparation and signing of such memoranda.

5.11     TIME NOT OF THE ESSENCE

         For the purpose of this clause, time shall not be of the essence.

6.       INTEREST

6.1      INTEREST ON LATE PAYMENTS

         Without prejudice to any other right, remedy or power contained in this Lease or otherwise available to the Landlord, if any of the Rents (whether formally demanded or not) or any other sum of money payable to the Landlord by the Tenant under this Lease shall not be paid so that the Landlord receives full value in cleared funds:-

         6.1.1 in the case of the Principal Rent and any Value Added Tax chargeable on it, within three Working Days of the day on which payment is due; or

         6.1.2 in the case of any other Rents or sums, within ten (10) Working Days of the date when payment is due the Tenant shall pay interest on such Rents and/or sums at the Prescribed Rate from and including the date when payment was due to the date of payment to the Landlord (both before and after any judgment).

6.2      INTEREST ON REFUSED PAYMENTS

         Without prejudice to any other right, remedy or power contained in this Lease or otherwise available to the Landlord, if the Landlord acting as a reasonable institutional Landlord shall decline to accept any of the Rents so as not to waive any existing actual breach, the Tenant shall pay interest on such Rent at the Prescribed Rate from and including the date when payment was due (or, where applicable, would have been due if demanded on the earliest date on which it could have been demanded) to the date when payment is accepted by the Landlord.

7.       OUTGOINGS

7.1      TENANT'S OBLIGATION TO PAY

         The Tenant shall pay, or indemnify the Landlord against, all existing and future rates, taxes, duties, charges, assessments, impositions and other outgoings whatsoever (whether parliamentary, parochial, local or of any other description and whether or not of a capital or non-recurring nature or of a wholly novel character) which are now or may at any time during the Term be charged, levied, assessed or imposed upon, or payable in respect of, the Premises or upon the owner or occupier of them (excluding any tax payable by the Landlord occasioned by any disposition of, or dealing with, the reversion of this Lease or receipt of the Rents) and, in the absence of a direct assessment on the Premises, shall pay to the Landlord a fair proportion (to be reasonably determined by the Landlord) of any such outgoings.

7.2      INDEMNITY AGAINST VOID RATING RELIEF

         The Tenant shall indemnify the Landlord against any loss to the Landlord of one half of the void rating relief which might have been applicable to the Premises by reason of the Premises being vacant after the end of the Term (or any earlier termination of it) on the ground that such relief has already been allowed to the Tenant.

7.3      COSTS OF UTILITIES ETC.

         The Tenant shall:-

         7.3.1 pay all charges for electricity, gas and water consumed in the Premises, including any connection and hiring charges and meter rents; and

         7.3.2 perform and observe all present and future regulations and requirements of the electricity, gas and water supply companies or boards in respect of the supply and consumption of electricity, gas and water on the Premises.

8.       VALUE ADDED TAX

8.1      SUMS EXCLUSIVE OF VAT

         All sums payable under this Lease by the Tenant to the Landlord (with the exception of the rent reserved in clause 4.1.4) shall be deemed to be exclusive of Value Added Tax.

8.2      TENANT TO PAY VAT

         Where pursuant to the terms of this Lease the Landlord makes a supply to the Tenant (other than a supply made in consideration for the payment of the Rents) and Value Added Tax is payable in respect of such supply, the Tenant shall pay to the Landlord on the date of such supply a sum equal to the amount of Value Added Tax so payable and any penalty or interest incurred by the Landlord for any late payment of such Value Added Tax.

8.3      VAT INCURRED BY LANDLORD

         Where the Tenant is required by the terms of this Lease to reimburse the Landlord for the costs or expenses of any supplies made to the Landlord, the Tenant shall also at the same time pay or, as the case may be, indemnify the Landlord against all Value Added Tax input tax incurred by the Landlord in respect of those supplies save to the extent that the Landlord is entitled to repayment or credit in respect of such Value Added Tax input tax.

9.       TAXATION

         Notwithstanding anything contained in this Lease, the Tenant shall:-

9.1 not do on, or in relation to, the Premises or any part of them, or in relation to any interest of the Tenant in the Premises, any act or thing (other than the payment of the Rents) which shall render the Landlord liable for any tax, levy, charge or other fiscal imposition of whatsoever nature;

9.2 not dispose of, or deal with, this Lease in such a way that the Landlord shall be or become liable for any such tax, levy, charge or fiscal imposition; and

9.3 indemnify the Landlord against any loss arising from a breach of the terms of clause 9.1 or clause 9.2.

10.      LANDLORD'S COSTS

         Within ten (10) Working Days of written demand, the Tenant shall pay, or indemnify the Landlord and any mortgagee against, all reasonable costs, fees, charges, disbursements and expenses properly incurred by them, including those payable to solicitors, counsel, surveyors, architects and bailiffs:-

         10.1     in relation to the preparation and service of a notice under section 146 of the Law of Property Act 1925 or any proceedings under section 146 or section 147 of that Act (whether or not any right of re-entry or forfeiture has been waived by the Landlord or a notice served under section 146 is complied with by the Tenant or the Tenant has been relieved under the provisions of that Act and even though forfeiture may be avoided otherwise than by relief granted by the court);

         10.2 in relation to the preparation and service of all notices and schedules relating to any wants of repair, whether served during or after the expiration of the Term (but relating in all cases only to such wants of repair which accrued not later than the expiration or earlier determination of the Term);

         10.3 in connection with the recovery or attempted recovery of arrears of rent or other sums due from the Tenant, or in procuring the remedying of the breach of any covenant by the Tenant;

         10.4 in relation to any application for consent required or made necessary by this Lease whether or not it is granted (except in cases where the Landlord is obliged not to withhold its consent unreasonably and the withholding of its consent is held to be unreasonable), or the application is withdrawn;

         10.5    in responding to any request made by the Tenant.

                                    SECTION 4
                         REPAIRS, ALTERATIONS AND SIGNS

11.      REPAIRS, DECORATION ETC.

11.1     REPAIRS

         Subject to clause 11.2, the Tenant shall:-

         11.1.1 repair and keep in good and substantial repair and condition the Premises;

         11.1.2 as and when necessary, replace any of the landlord's fixtures and fittings which may be or become beyond repair with new ones which are similar in type and quality; and

         11.1.3 keep all parts of the Premises which are not built on in a good and clean condition, adequately surfaced and free from weeds and all landscaped areas properly cultivated and maintained and any trees preserved.

11.2     DAMAGE BY THE INSURED RISKS

         There shall be excepted from the obligations contained in clause 11.1 any damage caused by the Insured Risks save to the extent that payment of the insurance moneys shall be withheld by reason of any act, neglect or default of the Tenant, any undertenant or occupier or any of their respective agents, licensees, visitors or contractors or any person under the control of any of them.

11.3     INTERNAL DECORATIONS

         The Tenant shall:-

         11.3.1 in every Decoration Year and also in the last three (3) months of the Term (whether determined by passage of time or otherwise), in a good and workmanlike manner prepare and decorate with good quality paint or otherwise treat, as appropriate, all internal parts of the Premises, such decorations and treatment in the last three months of the Term to be executed in such colours and materials as the Landlord may reasonably require;

         11.3.2 as often as may be reasonably necessary, wash down all tiles, glazed bricks and similar washable surfaces.

11.4     EXTERNAL DECORATIONS

         The Tenant shall:-

         11.4.1 in every Decoration Year and also during the last six (6) months of the Term (whether determined by passage of time or otherwise) in a good and workmanlike manner prepare and decorate with at least two coats of good quality paint and in colours to be approved in writing by the Landlord (such approval not to be unreasonably withheld), or otherwise treat, as appropriate, all external parts of the Premises;

         11.4.2 as often as reasonably necessary, clean, make good and restore and, where appropriate, treat with suitable preservative any external cladding, brickwork, concrete, stonework or other finish of the Premises.

11.5     PLANT AND MACHINERY

         The Tenant shall keep all lifts, boilers and central heating and air conditioning plant, and other plant, machinery, apparatus and equipment in the Premises properly maintained and in good working order and condition and for that purpose shall:-

         11.5.1 employ reputable contractors or appropriately qualified persons regularly to inspect, maintain and service them;

         11.5.2 renew or replace all working and other parts as and when necessary.

11.6     CLEANING

         The Tenant shall:-

         11.6.1  keep the Premises in a clean and tidy condition;

         11.6.2 at least once in every period of six months properly clean both sides of the windows or window frames and all other glass in the Premises.

11.7     CARPETING

         The Tenant shall maintain the carpets now, or from time to time, laid in the Premises and, when necessary, replace them with new carpets of equivalent quality and value.

12.      YIELD UP

12.1     REINSTATEMENT OF PREMISES

         Immediately prior to the expiration or earlier determination of the Term, the Tenant shall at its cost:-

         12.1.1 replace any of the landlord's fixtures and fittings which shall be missing, damaged (to the extent that the same are beyond repair) or destroyed, with new ones of similar kind and quality;

         12.1.2 remove from the Premises any sign, writing or painting of the name or business of the Tenant or any occupier of them and all tenant's fixtures, fittings, furniture and effects and make good, to the reasonable satisfaction of the Landlord, all damage caused by such removal;

         12.1.3 unless required by the Landlord not to do so by no less than three months' prior notice, to remove and make good any alterations or additions made to the Premises during the Term, and well and substantially reinstate the Premises to the Landlord's reasonable satisfaction.

12.2     YIELDING UP IN GOOD REPAIR

         At the expiration or earlier determination of the Term, the Tenant shall quietly yield up the Premises to the Landlord in good and substantial repair and condition and in accordance with the covenants by the Tenant contained in this Lease.

13.      COMPLIANCE WITH NOTICES

13.1     TENANT TO REMEDY BREACHES OF COVENANT

         Whenever the Landlord shall give written notice to the Tenant of any defects, wants of repair or breaches of covenant, the Tenant shall, within ninety (90) days of such notice, or such other period as may be reasonable in the circumstances, make good such defects or wants of repair and remedy the breach of covenant to the reasonable satisfaction of the Landlord.

13.2     FAILURE OF TENANT TO REPAIR

         If the Tenant shall fail within fifteen (15) Working Days of such notice, or as soon as reasonably possible in the case of emergency, to commence and then diligently and expeditiously to continue to comply with such notice, the Landlord may enter the Premises and carry out, or cause to be carried out, any of the works properly referred to in such notice and all costs and expenses incurred as a result shall be paid by the Tenant to the Landlord on demand and, in default of payment, shall be recoverable as rent in arrear.

14.      ALTERATIONS

14.1     NO STRUCTURAL ALTERATIONS

14.1.1 The Tenant shall not alter, cut into or remove the structural frame or foundations of the Premises.

14.1.2 Subject to clause 14.1.1, the Tenant shall not make any other alterations to the structure of the Premises without the prior written consent of the Landlord (such consent not to be unreasonably withheld).

14.2     NON-STRUCTURAL ALTERATIONS

         The Tenant shall not make any alteration or addition of a non-structural nature to the Premises nor to the Conduits or Mechanical or Electrical installations in the Premises without the prior written consent of the Landlord (such consent not to be unreasonably withheld).

14.3     DEMOUNTABLE PARTITIONING

         The Tenant may install, alter or remove demountable partitioning in the Premises without the prior written consent of the Landlord provided always that the Tenant shall remove such partitioning and reinstate the Premises at the end or earlier determination of the Lease.

14.4     COVENANTS BY TENANT

         The Tenant shall enter into:-

         (a) such covenants as the Landlord may reasonably require regarding the execution of any works to which the Landlord consents under this clause, and

         (b) such covenants as the Landlord may require regarding the reinstatement of the Premises at the end or earlier determination of the Term.

15.      SIGNS AND ADVERTISEMENTS

15.1 For so long as the Tenant remains in actual occupation of the whole or substantially the whole of the Premises, the Tenant shall have the right to designate the name of the Premises and the right to erect and display on the Premises a sign or signs indicating the name of the Premises and the name and trade carried on by the Tenant, such rights being subject to obtaining the prior written approval of the Landlord (not to be unreasonably withheld) as to name of the Premises and the size, style and position and the materials to be used for any signs.

15.2 Subject to clause 15.1, the Tenant shall not erect or display on the exterior of the Premises or in the windows of them so as to be visible from the exterior, any advertisement, poster, notice, pole, flag, aerial, satellite dish or any other sign or thing without the prior written approval of the Landlord to the size, style and position and the materials to be used such approval not to be unreasonably withheld.

                                    SECTION 5
                                       USE

16.      USE OF PREMISES

16.1     PERMITTED USE

         The Tenant shall not use the Premises or any part of them except for the Permitted Use.

16.2     TENANT NOT TO LEAVE PREMISES UNOCCUPIED

         The Tenant shall not leave the Premises continuously unoccupied for more than thirty (30) days without notifying the Landlord and providing, or paying for, such caretaking or security arrangements as the Landlord shall reasonably require in order to protect the Premises from vandalism, theft or unlawful occupation.

17.      USE RESTRICTIONS

         The Tenant shall perform and observe the obligations set out in
         SCHEDULE 2.

18.      EXCLUSION OF WARRANTY AS TO USER

18.1     NO WARRANTY BY LANDLORD

         Nothing contained in this Lease, or in any consent or approval granted by the Landlord under this Lease, shall imply or warrant that the Premises may be used under the Planning Acts for the purpose permitted by this Lease or any purpose subsequently permitted.

18.2     TENANT'S ACKNOWLEDGEMENT

         The Tenant acknowledges that neither the Landlord nor any person acting on behalf of the Landlord has at any time made any representation or given any warranty that any use permitted by this Lease is, will be, or will remain, a use authorised under the Planning Acts and even though any such use may not be a use authorised under the Planning Acts, the Tenant shall remain fully liable to the Landlord in respect of the obligations undertaken by the Tenant in this Lease without being entitled to any compensation, recompense or relief of any kind.

                                    SECTION 6
                                    DISPOSALS

19.      GENERAL RESTRICTIONS

19.1     ALIENATION GENERALLY

         The Tenant shall not assign, charge, underlet or part with possession or share the occupation of, or permit any person to occupy, or create any trust in respect of the Tenant's interest in, the whole or any part of the Premises, except as may be expressly permitted by this clause and clauses 20, 21 and 22.

19.2     SHARING WITH A GROUP COMPANY

         Nothing in this clause or clauses 20, 21 and 22 shall prevent the Tenant from sharing occupation of the whole or any part of the Premises with any company which is, for the time being, a Group Company of the Tenant subject to (a) the Tenant giving to the Landlord written notice of the sharing of occupation and the name of the Group Company concerned within five (5) Working Days after the sharing begins (b) the Tenant and that Group Company remaining in the same relationship whilst the sharing lasts and (c) the sharing not creating the relationship of landlord and tenant between the Tenant and that Group Company.

20.      ASSIGNMENT

20.1     NO ASSIGNMENT OF PART

         The Tenant shall not assign any part or parts (as distinct from the whole) of the Premises.

20.2     CIRCUMSTANCES IN WHICH CONSENT TO ASSIGNMENT MAY BE WITHHELD

         For the purposes of Section 19 (1 A) of the Landlord and Tenant Act 1927 it is agreed that the Landlord may withhold its consent to an assignment of the whole of the Premises in the following circumstances:

         20.2.1 Where the proposed assignee is resident in the United Kingdom, or in the case of a body corporate is incorporated in the United Kingdom, if the Pre-tax Profits of the proposed assignee for each of the three consecutive years immediately prior to the application to the Landlord do not exceed three times the Principal Rent, and the Net Tangible Assets of the proposed assignee do not exceed five times the Principal Rent for each of the years in the same three year period;

         20.2.2 Where the proposed assignee is not resident in, or in the case of a body corporate, is not incorporated in the United Kingdom, except where the proposed assignee is incorporated in a jurisdiction which recognises judgments of the United Kingdom courts as enforceable without reconsideration of the merits of the issues determined by the United Kingdom courts;

         20.2.3 Where the proposed assignee is not resident in, or in the case of a body corporate, is not incorporated in the United Kingdom, if the Pre-tax Profits of the proposed assignee for each of the three consecutive years immediately prior to the application to the Landlord do not exceed six times the Principal Rent, and the Net Tangible Assets of the proposed assignee do not exceed ten times the Principal Rent for each of the years in the same three year period;

         20.2.4 Where the proposed assignee is an associated company of the Tenant, except where the assignment is made jointly to such associated company and the Tenant and any Guarantor, and the financial strength of such associated company is equal to or greater than that of the Tenant and any Guarantor;

         20.2.5 Where the proposed assignee is any person or entity who has the right to claim sovereign or diplomatic immunity or exemption from liability from the covenants on the part of the Tenant contained in this Lease

         20.2.6 Where the proposed assignee is any person or entity in relation to whom any of the events mentioned in Clause 30.2 of this Lease would have occurred if that person or entity were the Tenant under this Lease.

         20.2.7 If there are any arrears of the Rents or any material outstanding breaches of the Tenant's obligations under this Lease.

         20.2.8 If in the Landlord's reasonable opinion the proposed assignee is not of sufficient financial standing to comply with the obligations of the Tenant contained in this Lease.

20.3     CONDITIONS FOR LANDLORD'S CONSENT

         For the purposes of Section 19 (1 A) of the Landlord and Tenant Act 1927 it is further agreed that any consent of the Landlord to an assignment of the whole of the Premises may be subject to the following conditions:-

         (i) that the Tenant shall, prior to the proposed assignment being completed, execute and deliver to the Landlord a deed which shall be prepared by the Landlord's solicitors containing covenants on the part of the Tenant in the form of those contained in Schedule 4 (therein defined as the "Present Tenant");

         (ii) that if the Landlord is entitled to withhold its consent to an assignment of this Lease to the proposed assignee pursuant to clause 20.2.1 or clause 20.2.3 the Tenant shall procure that a guarantor reasonably acceptable to the Landlord and which has Net Tangible Assets at least equal to those of Seagate Technology Inc as at the date hereof and which, in the case of a body corporate is either incorporated in the United Kingdom, or incorporated in a jurisdiction which recognises judgments of the United Kingdom courts as enforceable without reconsideration of the merits of the issues determined by the United Kingdom courts, shall enter into covenants in the form of the covenants contained in Schedule 3.

20.4     ASSIGNMENT OF THE WHOLE

         Without prejudice to the provisions of Clauses 19 to 20.3 inclusive the Tenant shall not assign the whole of the Premises without the prior written consent of the Landlord and except in relation to the circumstances mentioned in Clause 20.2 and the conditions mentioned in Clause 20.3 such consent shall not be unreasonably withheld. The parties agree that in considering whether or not the Landlord is reasonably withholding such consent due and proper regard shall be had to the provisions and effect of the Landlord and Tenant (Covenants) Act 1995.

20.5     S.144 LPA 1925

         To the extent (if any) necessary to make the foregoing provisions of this Lease effective but not further or otherwise) Section 144 of the Law of Property Act 1925 shall not apply.

21.      ARRANGEMENTS FOR THE SUBSTITUTION OF THE GUARANTOR

21.1     SUBSTITUTION AND RELEASE OF SEAGATE TECHNOLOGY INC

         Seagate Technology Inc shall be entitled to be released from its liability as guarantor under the terms of this Lease in the following circumstances and upon the following conditions:

         (a)      (i)      that the issued share capital of Seagate Software
                           Inc is successfully listed on the NASDAQ Stock Market or another publicly traded US Stock Exchange for which the requirements for listing are at least equivalent to those of the NASDAQ Stock Market and for the year immediately prior to the application to the Landlord, its Pre-tax Profits are equivalent to nine times the Principal Rent, and for each of the two consecutive preceding years its Pre-tax Profits are equivalent to six times the Principal Rent payable at the time of the application to the Landlord; or

                  (ii) Seagate Software Inc. has for each of the three consecutive years immediately prior to the application to the Landlord Pre-tax Profits equivalent to twelve times the Principal Rent payable at the time of the application to the Landlord; and

                  (iii)    in either of the circumstances mentioned in (i) or
                           (ii) above Seagate Software Inc. enters into a Deed of Covenant with the Landlord containing covenants in the form of those contained in Schedule 3; or

         (b) Seagate Software Ltd has, for each of the three consecutive years immediately prior to the application to the Landlord, Pre-tax Profits equivalent to three times the Principal Rent, and Net Tangible Assets in the UK equivalent to five times the Principal Rent for each of the years in the same three year period; or

         (c) the Tenant proposes to assign the whole of the Premises to Seagate Software Ltd and another company which is either:

                  (i) a UK company or a foreign company with UK assets, which has for each of the three consecutive years immediately prior to the application to the Landlord, Pre-tax Profits equivalent to three times the Principal Rent, or Net Tangible Assets in the UK equivalent to five times the Principal Rent for each of the years in the same three year period and, in the case of a foreign company, that company is incorporated in a jurisdiction which recognises judgments of the United Kingdom courts as enforceable without reconsideration of the issues determined by the United Kingdom courts; or

                  (ii) a foreign company without assets in the UK which has for each of the three consecutive years immediately to the application to the Landlord Pre-tax Profits equivalent to six times the Principal Rent and Net Tangible Assets equivalent to ten times the Principal Rent for each of the years in the same three year period and, in the case of a foreign company, that company is incorporated in a jurisdiction which recognises judgments of the United Kingdom courts as enforceable without reconsideration of the issues determined by the United Kingdom courts.

21.2     PROVISIONS OF ACCOUNTS AND OTHER DOCUMENTARY EVIDENCE

         If the conditions referred to in clause 21.1(a), (b) or (c) are satisfied, the Tenant shall serve written notice on the Landlord and provide such copy accounts and other documentary evidence as is sufficient to demonstrate that such conditions are satisfied or otherwise as the Landlord may reasonably require and if such evidence is provided to the Landlord as is sufficient to show that the circumstances referred to in clause 21.1(a) or clause 21.1(b) are satisfied the Landlord, the Tenant and Seagate Technology Inc. shall within twenty (20) Working Days thereafter enter into a Deed of Release in the form of the draft deed contained in Schedule 5.

21.3     LANDLORD'S CONSENT TO ASSIGNMENT

         (Subject to Clause 21.4) the Landlord shall not withhold its consent to an assignment of the whole of the Premises in the circumstances referred to in clause 21.1(c), and within twenty (20) Working Days after receipt by the Landlord of copies of such accounts and other documentary evidence as is sufficient to demonstrate that such conditions are satisfied or otherwise as the Landlord may reasonably require, the Landlord, the Tenant, the proposed assignee and Seagate Technology Inc shall enter into a Licence to Assign and Deed of Release in the form of the draft deed contained in Schedule 6.

21.4     CONDITIONS FOR LANDLORD'S CONSENT

         In relation to an assignment of the whole of the Premises in the circumstances referred to in clause 21.1(c) the Landlord may withhold its consent in the circumstances referred to in sub-clauses 20.2.2,
         20.2.5 or 20.2.6 or if there are any material unremedied breaches of the Tenant's obligations under this Lease but the other circumstances referred to in clause 20.2 and the conditions referred to in clause
         20.3 shall not apply.

21.5     APPLICATION FOR THE RELEASE OF SEAGATE SOFTWARE INC

         In the event that a deed of covenant is entered into by Seagate Software Inc. as referred to in Clause 21.1(a)(ii), Seagate Software Inc shall be entitled to be released from its liability as guarantor under such deed in the following circumstances and upon the following conditions:

         (a) Seagate Software Ltd has for each of the three consecutive years immediately prior to the application to the Landlord, Pre-tax Profits equivalent to three times the Principal Rent, or Net Tangible Assets in the UK equivalent to five times the Principal Rent for each of the years in the same three year period; or

         (b) the Tenant proposes to assign the whole of the Premises to Seagate Software Ltd and another company which is either:

                  (i) a UK company or a foreign company with UK assets, which has for each of the three consecutive years immediately prior to the application to the Landlord, Pre-tax Profits equivalent to three times the Principal Rent, or Net Tangible Assets in the UK equivalent to five times the Principal Rent for each of the years in the same three year period and, in the case of a foreign company, that company is incorporated in a jurisdiction which recognises judgments of the United Kingdom courts as enforceable without reconsideration of the issues determined by the United Kingdom courts; or

                  (ii) a foreign company without assets in the UK which has for each of the three consecutive years immediately prior to the application to the Landlord Pre-tax Profits equivalent to six times the Principal Rent and Net Tangible Assets worth equivalent to ten times the Principal Rent for each of the years in the same three year period and, in the case of a foreign company, that company is incorporated in a jurisdiction which recognises judgments of the United Kingdom courts as enforceable without reconsideration of the issues determined by the United Kingdom courts.

21.6     PROVISION OF ACCOUNTS AND OTHER DOCUMENTARY EVIDENCE

         If the conditions referred to in clause 21.5(a) or (b) are satisfied the Tenant shall serve written notice on the Landlord and provide such copies of accounts and other documentary evidence as is sufficient to demonstrate that such conditions are satisfied or otherwise as the Landlord may reasonably require and if such evidence is provided to the Landlord as is sufficient to show that the circumstance referred to in clause 21.5(a) is satisfied the Landlord, the Tenant and Seagate Software Inc. shall within twenty (20) Working Days thereafter enter into a Deed of Release in the form of the draft deed contained in
         Schedule 5.

21.7     LANDLORD'S CONSENT TO ASSIGNMENT

         The Landlord shall not withhold its consent to an assignment of the whole of the Premises in the circumstances referred to in clause 21.5(b), and within twenty (20) Working Days after receipt by the Landlord of copies of such accounts and other documentary evidence as the Landlord shall reasonably require, the Landlord and Seagate Software Inc shall enter into a Licence to Assign and Deed of Release in the form of the draft deed contained in Schedule 6.

21.8     CONDITIONS FOR LANDLORD'S CONSENT

         In relation to an assignment of the whole of the Premises in the circumstances referred to in clause 21.5(b) the Landlord may withhold its consent in the circumstances referred to in sub-clauses 20.2.2, 20.2.5 or 20.2.6 or if there are any outstanding breaches of the Tenant's obligations under this Lease, but the other circumstances referred to in clause 20.2 referred to in clause 20.3 shall not apply.

22.      UNDERLETTING

22.1     SUBLETTING UNIT

         For the purposes of this clause "Subletting Unit" means each separate unit of accommodation which comprises:-

         (i) the whole of the Net Internal Area of a floor other than the basement; or

         (ii) a part of a floor of the Premises (other than the basement) which is capable of being occupied and used as a separate and self contained unit with all necessary and proper services;

         (iii)    any combination of contiguous complete floors of the Premises;
                  and

         (iv) a complete floor or floors or a part of a floor as described in (ii) above and the whole of the basement or a part of the basement which is capable of being occupied and used as a separate and self-contained unit with all necessary and proper services.

22.2     UNDERLETTING OF PART

         The Tenant shall not underlet any part of the Premises other than on the following conditions:-

         22.2.1 the Premises shall not at any time be in the occupation of more than six (6) persons, the Tenant and any Group Company which is permitted to share occupation under clause 19.2 counting as one; and

         22.2.2 there shall not at any time be more than two persons in occupation of any one floor of the Premises, the Tenant and any Group Company which is permitted to share occupation under Clause 19.2 counting as one; and

         22.2.3 the part of the Premises to be underlet shall comprise a Subletting Unit only; and

         22.2.4 if the Landlord shall reasonably so require, the Tenant shall obtain an acceptable guarantor for any proposed undertenant and such guarantor shall execute and deliver to the Landlord a deed containing covenants by that guarantor (or, if more than one, joint and several covenants) with the Landlord, as a primary obligation, in the terms contained in SCHEDULE 3 (with any necessary changes) or in such other terms as the Landlord may reasonably require; and

         22.2.5 the underlease shall incorporate an agreement, authorised beforehand by the Court, excluding sections 24 to 28 of the Landlord and Tenant Act 1954 in relation to such underlease.

22.3     UNDERLETTING OF THE WHOLE

         The Tenant shall not underlet the whole of the Premises other than on condition that the underlease incorporates an agreement, authorised beforehand by the Court, excluding sections 24 to 28 of the Landlord and Tenant Act 1954 in relation to such underlease.

22.4     UNDERLETTING RENT

         The Tenant shall not underlet the whole of the Premises or part at a fine or premium or at a rent less than the open market rent of the Premises.

22.5     DIRECT COVENANTS FROM UNDERTENANT

         Prior to any permitted underlease, the Tenant shall procure that the undertenant enters into the following direct covenants with the Landlord:-

         22.5.1 an unqualified covenant by the undertenant not to assign or charge any part of the premises to be underlet;

         22.5.2 an unqualified covenant by the undertenant not to underlet the whole or any part of the premises to be underlet nor (save by way of an assignment of the whole or an underlease of the whole of the premises to be underlet) part with possession or share the occupation of the whole or any part of the premises to be underlet or permit any person to occupy them;

         22.5.3 a covenant by the undertenant not to assign, or charge or underlet the whole of the premises to be underlet without the prior written consent of the Landlord, such consent not to be unreasonably withheld;

         22.5.4 a covenant by the undertenant to perform and observe all the tenant's covenants contained in (a) this Lease (other than the payment of the Rents) so far as the same are applicable to the premises to be underlet, and (b) the permitted underlease.

22.6     CONTENTS OF UNDERLEASE

         Every permitted underlease (a final copy of which shall be supplied to, and approved by, the Landlord prior to its grant, such approval not to be unreasonably withheld) shall contain:-

         22.6.1 provisions for the review of the rent payable under it on an upwards only basis corresponding both as to terms and dates with the rent review provisions in this Lease;

         22.6.2 a covenant by the undertenant (which the Tenant covenants to enforce) prohibiting the undertenant from doing or suffering any act or thing on, or in relation to, the premises underlet inconsistent with, or in breach of, this Lease;

         22.6.3 a condition for re-entry on breach of any covenant by the undertenant;

         22.6.4 the same restrictions as to assignment, underletting, charging and parting with or sharing the possession or occupation of the premises underlet, and the same provisions for direct covenants and registration, as are in this Lease (with any necessary changes).

22.7     TENANT TO OBTAIN LANDLORD'S CONSENT

         Without prejudice to the other provisions of this clause, the Tenant shall not underlet the whole of the Premises or underlet a Subletting Unit without the prior written consent of the Landlord, such consent not to be unreasonably withheld or delayed.

22.8     TENANT TO ENFORCE OBLIGATIONS

         The Tenant shall enforce the performance and observance of the covenants by the undertenant contained in any permitted underlease and shall not, at any time, either expressly or by implication, waive any breach of them.

22.9     REVIEW OF UNDERLEASE RENT

         The Tenant shall:-

         22.9.1 procure that the rent under any permitted underlease is reviewed in accordance with its terms but shall not agree any reviewed rent with the undertenant nor any rent payable on any renewal of it without the prior written consent of the Landlord (such consent not to be unreasonably withheld);

         22.9.2 procure that the Landlord's representations as to the rent payable under that underlease are made to the independent person appointed to determine the rent under the underlease to the reasonable satisfaction of the Landlord; and

         22.9.3 if the rent under any such underlease is to be determined by an independent person, not determine whether such person is to act as an expert or as an arbitrator without the Landlord's prior written consent (such consent not to be unreasonably withheld or delayed).

22.10    NO VARIATION OF TERMS

         The Tenant shall not vary the terms, or accept any surrender, of any permitted underlease, without the prior written consent of the Landlord, such consent not to be unreasonably withheld.

22.11    NO REDUCTION IN RENT

         The Tenant shall procure that the rent payable under any permitted underlease is not commuted or made payable more than one quarter in advance, and shall not permit any reduction of that rent.

23.      REGISTRATION OF DISPOSITIONS

         Within fifteen (15) Working Days of every assignment, transfer, assent, underlease, assignment of underlease, mortgage, charge or any other disposition, whether mediate or immediate, of or relating to the Premises or any part, the Tenant shall provide the Landlord or its solicitors with a copy (certified as true) of the deed, instrument or other document evidencing or effecting such disposition and, on each occasion, shall pay to the Landlord or its solicitors a fee of Twenty-five pounds (L25.00) or such larger sum as may be reasonable.

                                    SECTION 7
                               LEGAL REQUIREMENTS

24.      STATUTORY REQUIREMENTS

24.1     TENANT TO COMPLY WITH STATUTES

         The Tenant shall, at its expense, comply in all respects with every statute now in force or which may, after the date of this Lease, be in force and any other obligation imposed by law and all regulations laws or directives made or issued by or with the authority of The European Commission and/or The Council of Ministers relating to the Premises or their use, including the Offices, Shops and Railway Premises Act 1963, the Fire Precautions Act 1971, the Defective Premises Act 1972, the Health and Safety at Work etc. Act 1974 and the

         Environmental Protection Act 1990.

24.2     TENANT TO EXECUTE NECESSARY WORKS

         The Tenant shall execute all works and provide and maintain all arrangements on or in respect of the Premises or their use which are required by any statute now in force or which may after the date of this Lease be in force or by any government department, local, public or other competent authority or court of competent jurisdiction acting under or in pursuance of any statute, whether any of the same are required to be carried out by the landlord, tenant or occupier, and shall indemnify the Landlord against all costs, charges, fees and expenses of, or incidental to, the execution of any works or the provision or maintenance of any arrangements so required.

24.3     TENANT TO REFRAIN FROM CERTAIN ACTS

         The Tenant shall not do, or omit to be done, in or near the Premises, any act or thing by reason of which the Landlord may, under any statute, incur or have imposed upon it, or become liable to pay, any damages, compensation, costs, charges, expenses or penalty.

25.      PLANNING ACTS

25.1     TENANT'S OBLIGATION TO COMPLY

         The Tenant shall comply with the Planning Acts and with any planning permission relating to, or affecting, the Premises, and indemnify the Landlord against all actions, proceedings, claims, demands, losses, costs, expenses, damages and liability whatsoever in respect of any non-compliance.

25.2     NO APPLICATION FOR PLANNING PERMISSION WITHOUT CONSENT

         The Tenant shall not make any application for planning permission or for other consents required under the Planning Acts in respect of the Premises without the prior written consent of the Landlord, such consent not to be unreasonably withheld.

25.3     TENANT TO OBTAIN ALL PERMISSIONS

         The Tenant shall, at its expense, obtain and, if appropriate, renew any planning permission and any other consent and serve all necessary notices required for the carrying out by the Tenant of any operations or the commencement or continuance of any use on the Premises.

25.4     TENANT TO PAY PLANNING CHARGES

         The Tenant shall pay and satisfy any charge or levy imposed under the Planning Acts in respect of any Development by the Tenant on the Premises.

25.5     NO IMPLEMENTATION OF PERMISSION WITHOUT APPROVAL

         The Tenant shall not implement any planning permission or consent required under the Planning Acts before it has been produced to, and approved in writing by, the Landlord, such approval not to be unreasonably withheld but the Landlord may refuse to approve such planning permission or consent on the grounds that any condition contained in it, or anything omitted from it, or the period referred to in it, would, in the reasonable opinion of the Landlord, be or be likely to be materially prejudicial to the Landlord's interest in the Premises, whether during or following the expiration or earlier determination of the Term.

25.6     TENANT TO CARRY OUT WORKS BEFORE END OF TERM

         Unless the Landlord shall otherwise direct in writing, the Tenant shall carry out and complete before the expiration or earlier determination of the Term:-

         25.6.1 any works required to be carried out to the Premises as a condition of any planning permission granted during the Term and implemented by the Tenant whether or not the date by which the planning permission requires such works to be carried out is within the Term; and

         25.6.2 any Development begun upon the Premises in respect of which the Landlord may be or become liable for any charge or levy under the Planning Acts.

25.7     PLANS ETC. TO BE PRODUCED

         The Tenant shall produce to the Landlord on demand all plans, documents and other evidence as the Landlord may reasonably require in order to satisfy itself that this clause has been complied with.

25.8     PLANNING CONDITIONS

         Where a planning permission has been granted subject to conditions, the Landlord shall be entitled, where it is reasonable to do so, to require the Tenant to provide security for compliance with such conditions, and the Tenant shall not implement the planning permission until security shall have been provided to the reasonable satisfaction of the Landlord.

25.9     PLANNING REFUSAL

         If reasonably required by the Landlord and at the cost of the Landlord, the Tenant shall appeal against any refusal of planning permission or the imposition of any condition in a planning permission relating to the Premises following an application made by the Tenant.

26.      STATUTORY NOTICES

26.1     NOTICES GENERALLY

         The Tenant shall:-

         26.1.1 within ten (10) Working Days (or sooner if necessary having regard to the requirements of the notice or order in question or the time limits stated in it) of receipt of any notice or order or proposal for a notice or order given to the Tenant and relevant to the Premises or any occupier of them by any government department, local, public or other competent authority or court of competent jurisdiction, provide the Landlord with a true copy of it and any further particulars required by the Landlord;

         26.1.2 without delay, take all necessary steps to comply with the notice or order so far as the same is the responsibility of the Tenant; and

         26.1.3 at the request of the Landlord but at the joint cost of the Landlord and the Tenant, make or join with the Landlord in making such objection, complaint, representation or appeal against or in respect of any such notice, order or proposal as the Landlord shall deem expedient.

26.2     PARTY WALL ETC. ACT 1996

         The Tenant shall:-

         26.2.1 Forthwith after receipt by the Tenant of any notice served on the Tenant under the Party Wall etc. Act 1996 provide the Landlord with a true copy of it and of any further particulars required by the Landlord;

         26.2.2 At the request of the Landlord acting reasonably but at the joint cost of Landlord and the Tenant make or join with the Landlord in making such objection complaint representation and in serving such counter notice against or in respect of any such notice as the Landlord shall deem expedient;

         26.2.3 At the request of the Landlord but at the joint cost of the Landlord and the Tenant make or join with the Landlord in serving any such notice on any adjoining owner under the Party Wall etc. Act 1996 as the Landlord may from time to time require.

27.      FIRE PRECAUTIONS AND EQUIPMENT

27.1     COMPLIANCE WITH REQUIREMENTS

         The Tenant shall comply with the requirements of the fire authority and the insurers of the Premises and the reasonable requirements of the Landlord in relation to fire precautions affecting the Premises.

27.2     FIRE FIGHTING APPLIANCES TO BE SUPPLIED

         The Tenant shall keep the Premises equipped with such fire fighting appliances as shall be required by any statute, the fire authority or the insurers of the Premises, or as shall be reasonably required by the Landlord and the Tenant shall keep such appliances open to inspection and maintained to the reasonable satisfaction of the Landlord.

27.3     ACCESS TO BE KEPT CLEAR

         The Tenant shall not obstruct the access to, or means of working, any fire fighting appliances or the means of escape from the Premises in case of fire or other emergency.

28.      DEFECTIVE PREMISES

         Immediately upon becoming aware of the same, the Tenant shall give written notice to the Landlord of any defect in the Premises which might give rise to an obligation on the Landlord to do, or refrain from doing, any act or thing so as to comply with any duty of care imposed on the Landlord under the Defective Premises Act 1972, and shall display and maintain in the Premises all notices which the Landlord may, from time to time, reasonably require to be displayed in relation to any such matters.

                                    SECTION 8
                                    INSURANCE

29.      INSURANCE PROVISIONS

29.1     LANDLORD TO INSURE

         The Landlord shall insure and keep insured with some publicly quoted insurance company (or a subsidiary of a publicly quoted company) or with Lloyds' underwriters and through such agency as the Landlord may, from time to time, determine, (at economic market rates having regard to all the circumstances) subject to such exclusions, excesses, limitations, terms and conditions as may properly be contained in any policy taken out by the Landlord having regard to current market practice at the time and at reasonably competitive cost having regard to the terms of the policy:-

         29.1.1 the Premises (including plate glass) in their Full Reinstatement Cost against loss or damage by the Insured Risks;

         29.1.2 the loss of the Principal Rent from time to time payable, or reasonably estimated to be payable, under this Lease, taking account of any review of the rent which may become due under this Lease, for three (3) years;

         29.1.3 explosion of any engineering and electrical plant and machinery in the Premises to the extent that the same is not covered by clause 29.1.1;

         29.1.4 property owner's liability and such other insurances in respect of the Premises as the Landlord may, from time to time, properly deem necessary to effect.

29.2     WAIVER OF SUBROGATION

         The Landlord shall use all reasonable endeavours to obtain from the insurers of the Premises a waiver of the insurers' rights of subrogation against the Tenant.

29.3     FULL REINSTATEMENT COST

         In this clause, "FULL REINSTATEMENT COST" means the full cost of reinstating the Premises at the time when such reinstatement is likely to take place, having regard to any possible increases in building costs, and including the cost of demolition, shoring up, site clearance, ancillary expenses and architects', surveyors' and other professional fees and any necessary Value Added Tax.

29.4     LANDLORD'S FIXTURES

         The Tenant shall notify the Landlord in writing on request of the full reinstatement cost of any fixtures and fittings installed at any time by the Tenant and which may become landlord's fixtures and fittings for the purpose of enabling the Landlord to effect adequate insurance cover for them.

29.5     LANDLORD TO PRODUCE EVIDENCE OF INSURANCE

         At the request of the Tenant, the Landlord shall produce to the Tenant reasonable evidence from the insurers of the terms of the insurance policy and the fact that the policy is subsisting and in effect.

29.6     INSURANCE VALUATIONS

         The Tenant shall pay on demand the proper costs from time to time of any insurance valuations carried out by the Landlord in respect of the Premises at such periods as the Landlord may reasonably consider appropriate (but not more often than once in any period of 3 years).

29.7     DAMAGE TO THE PREMISES

         If the Premises or any part of them shall be damaged or destroyed by any of the Insured Risks so as to render the Premises unfit for use and occupation or inaccessible then:-

         29.7.1 unless payment of the insurance moneys shall be refused wholly or partly by reason of any act or default of the Tenant, any undertenant or occupier of any part of the Premises or any of their respective agents, licensees, visitors or contractors or any person under the control of any of them; and

         29.7.2 subject to the Landlord being able to obtain any necessary planning permission and all other necessary licences, approvals and consents, which the Landlord shall use reasonable endeavours to obtain but shall not be obliged to institute any appeals; and

         29.7.3 subject to any necessary labour and materials being and remaining available, which the Landlord shall use reasonable endeavours to obtain as soon as practicable the Landlord shall reinstate and rebuild the Premises or the part of the Premises so damaged or destroyed substantially as it was prior to any such damage or destruction (but not so as to provide accommodation identical in layout if it would not be reasonably practical to do so).

29.8     WHERE REINSTATEMENT IS DELAYED OR PREVENTED

29.8.1 If the Premises or any part of them shall be damaged or destroyed by any of the Insured Risks so as to render the Premises unfit for use and occupation or inaccessible and the Landlord has not begun and is not proceeding diligently to reinstate or rebuild the Premises or the part of the Premises so damaged or destroyed two (2) years after the date of such damage or destruction either party may at any time determine this Lease by giving not less than one month's written notice to the other party to expire on the expiry of the period of loss of rent insurance whereupon the Landlord shall be released from any obligation to rebuild or reinstate the Premises and shall be solely entitled to all the insurance monies. Such determination shall be without prejudice to any claim which the Landlord may have against the Tenant or any Guarantor or which the Tenant may have against the Landlord for any previous breach of covenant or sum previously accrued due.

29.8.2 If, for any reason whatsoever, the Landlord is prevented from reinstating or rebuilding the Premises, having used all reasonable endeavours to obtain all planning permissions, approvals and consents necessary for such purpose, and the Landlord continues to be prevented from reinstating or rebuilding for a period of three (3) years after the date of the damage or destruction, the Landlord shall thereupon be released from such obligation and shall be solely entitled to all the insurance moneys. Unless this Lease has been terminated by frustration in the meantime, either party may, at any time after the expiry of the period of loss of rent insurance, determine this Lease by giving written notice to the other but such determination shall be without prejudice to any claim which the Landlord may have against the Tenant or any Guarantor or which the Tenant may have against the Landlord for any previous breach of covenant or sum previously accrued due.

29.9     PAYMENT OF INSURANCE MONEY REFUSED

         If payment of any insurance money is properly refused as a result of some act or default of the Tenant, any undertenant or occupier of any part of the Premises or any of their respective agents, licensees, visitors or contractors or any person under the control of any of them, the Tenant shall pay to the Landlord, on written demand, the amount so refused with interest on that amount at two per cent below the Prescribed Rate from and including the date of such refusal to the date of payment by the Tenant.

29.10    SUSPENSION OF RENT PAYMENTS

         If the Premises or any part of them shall be damaged or destroyed by any of the Insured Risks so as to render the Premises unfit for use and occupation or inaccessible, the Principal Rent or a fair proportion thereof according to the nature and extent of the damage sustained, shall not be payable until the Premises or the part damaged or destroyed shall be again rendered fit for use and occupation and accessible. Such suspension of rent shall be conditional upon the insurance not having been vitiated or payment of the policy moneys refused wholly or partly as a result of some act or default of the Tenant, any undertenant or occupier of any part of the Premises or any of their respective agents, licensees, visitors or contractors or any person under the control of any of them. Any dispute regarding the suspension of payment of the Principal Rent shall be referred to a single arbitrator to be appointed, in default of agreement, upon the application of either party, by the President in accordance with the Arbitration Act 1996.

29.11    DOUBLE INSURANCE

         If the Tenant shall become entitled to the benefit of any insurance covering any part of the Insured Risks relating to the Premises which is not effected or maintained in pursuance of the obligations contained in this Lease, the Tenant shall apply any money received from such insurance (in so far as it extends) in making good the loss or damage in respect of which it shall have been received.

29.12    INSURANCE BECOMING VOID

         The Tenant shall not do, or omit to do:-

         29.12.1 anything which could cause any policy of insurance covering the Premises to become wholly or partly void or voidable; or

         29.12.2 anything whereby any abnormal or loaded premium may become payable in respect of the policy, unless the Tenant has previously notified the Landlord and agreed to pay the increased premium and, in any event, the Tenant shall pay to the Landlord on written demand all expenses incurred by the Landlord in renewing any such policy.

29.13    REQUIREMENTS OF INSURERS

         The Tenant shall, at all times, comply with any requirements of the insurers of the Premises so far as the same are known by the Tenant.

29.14    NOTICE BY TENANT

         The Tenant shall give notice to the Landlord immediately on the happening of any event or thing which the Tenant reasonably believes might affect any insurance policy relating to the Premises.

                                    SECTION 9
                    DEFAULT OF TENANT AND RIGHTS OF RE-ENTRY

30.      DEFAULT OF TENANT

30.1     RE-ENTRY

         Without prejudice to any other right, remedy or power contained in this Lease or otherwise available to the Landlord, on or at any time after the happening of any of the events mentioned in clause 30.2, the Landlord may re-enter the Premises or any part of them in the name of the whole, and the Term shall then end, but without prejudice to any claim which the Landlord may have against the Tenant or any Guarantor for any previous breach of covenant or sum previously accrued due.

30.2     EVENTS OF DEFAULT

         The events referred to in clause 30.1 are the following:-

         30.2.1 if the Rents or any part of them shall be unpaid for ten (10) Working Days after becoming payable (whether formally demanded or not); or

         30.2.2 if any of the covenants by the Tenant contained in this Lease shall not be performed and observed; or

         30.2.3 if the Tenant, for the time being, and/or the Guarantor (if any) (being a body corporate):-

                  30.2.3.1 calls, or a nominee on its behalf calls, a meeting of any of its creditors; or makes an application to the Court under Section 425 of the Companies Act 1985; or submits to any of its creditors a proposal under Part I of the Insolvency Act 1986; or enters into any arrangement, scheme, compromise, moratorium or composition with any of its creditors (whether under Part I of the Insolvency Act 1986 or otherwise); or

                  30.2.3.2 has an administrative receiver or a receiver or a receiver and manager appointed in respect of the Tenant's or the Guarantor's property or assets or any part; or

                  30.2.3.3 resolves or the directors or shareholders resolve to present a petition for an administration order in respect of the Tenant or the Guarantor (as the case may be); or an administrator is appointed; or

                  30.2.3.4 has a winding-up order made against it or a petition for an administration order is presented against it which is not withdrawn within 21 days; or passes a winding-up resolution (other than a voluntary winding-up whilst solvent for the purposes of an amalgamation or reconstruction which has the prior written approval of the Landlord such approval not to be unreasonably withheld or delayed); or calls a meeting of its creditors for the purposes of considering a resolution that it be wound-up voluntarily; or resolves to present its own winding-up petition; or is wound-up (whether in England or elsewhere); or has a liquidator or provisional liquidator appointed; or

                  30.2.3.5 shall cease for any reason to maintain its corporate existence; or is struck off the register of companies; or otherwise ceases to exist; or

         30.2.4 if the Tenant, for the time being, and/or the Guarantor (if any) (being an individual, or if more than one individual, then any one of them) makes an application to the Court for an interim order under Part VIII of the Insolvency Act 1986; or convenes a meeting of, or enters into any arrangement, scheme, compromise, moratorium or composition with, any of his creditors (whether under Part VIII of the Insolvency Act 1986 or otherwise); or has a bankruptcy petition presented against him or is adjudged bankrupt (whether in England or elsewhere); or has a receiver appointed in respect of the Tenant's or the Guarantor's property or assets or any part; or

         30.2.5 if analogous proceedings or events to those referred to in this clause shall be instituted or occur in relation to the Tenant, for the time being, and/or the Guarantor (if any) elsewhere than in the United Kingdom; or

         30.2.6 if the Tenant, for the time being, and/or the Guarantor (if any) suffers any distress or execution to be levied on the Premises which is not discharged in full within twenty one
                  (21) days after the levy has been made; or becomes unable to pay its debts as and when they fall due.

                                   SECTION 10
                                  MISCELLANEOUS

31.      QUIET ENJOYMENT

         The Landlord covenants with the Tenant that the Tenant, paying the Rents and performing and observing the covenants on the part of the Tenant contained in this Lease, shall and may peaceably hold and enjoy the Premises during the Term without any interruption by the Landlord or any person lawfully claiming through, under, or in trust for it.

32.      EXCLUSION OF IMPLIED COVENANTS BY LANDLORD

         Any covenants on the part of the Landlord which would otherwise be implied by law are hereby expressly excluded.

33.      RELETTING NOTICES

         The Tenant shall permit the Landlord, at all reasonable times during the last six (6) months of the Term, to enter the Premises and affix and retain, without interference, on any suitable parts of them (but not so as materially to affect the access of light or air to the Premises) notices for reletting them and the Tenant shall not remove or obscure such notices and shall permit all persons with the written authority of the Landlord to view the Premises at all reasonable hours in the daytime, upon prior appointment having been made.

34.      DISCLOSURE OF INFORMATION

         Upon making any application or request in connection with the Premises or this Lease, or upon written request by the Landlord from time to time, the Tenant shall disclose to the Landlord such information as the Landlord may reasonably require and, whenever the Landlord shall reasonably request, the Tenant shall supply full particulars of all occupations and derivative interests in the Premises, however remote or inferior.

35.      INDEMNITY

         The Tenant shall keep the Landlord fully indemnified from and against all actions, proceedings, claims, demands, losses, costs, expenses, damages and liability arising in any way directly or indirectly out of:-

         35.1 any act, omission, neglect or default of the Tenant or any persons in the Premises expressly or impliedly with the Tenant's authority; or

         35.2 any breach of any covenant by the Tenant contained in this Lease.

36.      REPRESENTATIONS

         The Tenant acknowledges that this Lease has not been entered into in reliance, wholly or partly, on any statement or representation made by, or on behalf of, the Landlord, except any such statement or representation that is expressly set out in this Lease or in written replies to enquiries sent by the Landlord's Solicitors to the Tenant's Solicitors prior to the date of this Lease.

37.      EFFECT OF WAIVER

         Each covenant by the Tenant shall remain in full force even though the Landlord may have waived or released it temporarily or waived or released (temporarily or permanently, revocably or irrevocably) a similar covenant affecting other property belonging to the Landlord

38.      NOTICES

38.1     NOTICES TO TENANT OR GUARANTOR

         Any demand or notice required to be made, given to, or served on, the Tenant or the Guarantor (if any) under this Lease shall be duly and validly made, given or served if addressed to the Tenant or the Guarantor respectively (and, if there shall be more than one of them, then any one of them) and delivered personally, or sent by pre-paid registered or recorded delivery mail, in the case of a company to its registered office, or (whether a company or individual) its last known address Provided that Seagate Technology Inc. hereby irrevocably appoints Seagate Software Limited as its agent for the purposes of service of any notices under the terms of this Lease to the intent that any notice to be served upon Seagate Technology Inc. shall be validly served if served in accordance with the terms of this Lease upon Seagate Technology Inc. care of Seagate Software Limited Provided always that copies of all such notices in contemplation of or in connection with any proceedings under this Lease shall also be served by pre-paid post or by fax on Seagate Technology Inc. at its registered office.

38.2     NOTICES TO LANDLORD

         Any notice required to be given to, or served on, the Landlord shall be duly and validly given or served if sent by pre-paid registered or recorded delivery mail, addressed to the Landlord at its registered office.

39.      EXCLUSION OF STATUTORY COMPENSATION

         Except where any statute prohibits or modifies the right of the Tenant to compensation being reduced or excluded by agreement, neither the Tenant nor any undertenant (whether immediate or not) shall be entitled, on quitting the Premises or any part of them, to claim any compensation from the Landlord under the Landlord and Tenant Act 1954.

40.      GUARANTOR'S COVENANTS

         In consideration of this Lease having been granted at its request, the Guarantor covenants in the terms contained in Schedule 3.

41.      NEW TENANCY

         This Lease constitutes a new tenancy for the purposes of the Landlord and Tenant (Covenants) Act 1995.

42.      INVALIDITY OF CERTAIN PROVISIONS

         If any term of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable the same shall be severable and the remainder of this Lease or the application of such term to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

43.      GOVERNING LAW AND JURISDICTION

43.1     GOVERNING LAW

         This Lease is governed by and shall be construed in accordance with English Law.

43.2     JURISDICTION

         The courts of England shall have exclusive jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Lease and, for such purposes, each party irrevocably submits to the jurisdiction of the courts of England.

43.3     WAIVER OF OBJECTION TO LEX FORI

         Each party irrevocably waives any objection which it might at any time have to the courts of England being nominated as the forum to hear and determine any proceedings and to settle any disputes which may arise out of or in connection with this Lease and agrees not to claim that the courts of England are not a convenient or appropriate forum.

44. It is hereby certified that there is no Agreement for Lease to which this Lease gives effect.

IN WITNESS whereof this Deed has been executed by the parties and is intended to be and is hereby delivered on the date first written above.

                                   SCHEDULE 1
                           EXCEPTIONS AND RESERVATIONS

          The exceptions and reservations referred to in the documents contained or referred to in the entries on the Registers of Title Number BK321654

                                   SCHEDULE 2
                                USE RESTRICTIONS

1.       DANGEROUS MATERIALS AND USE OF MACHINERY

         The Tenant shall not:-

         1.1 keep in the Premises any article or thing which is or may become unusually combustible, dangerous, explosive, inflammable, offensive or radio-active, or which might increase the risk of fire or explosion other than reasonable quantities of oil required for the operation of any boiler, plant, machinery, equipment and apparatus which shall be stored in accordance with the requirements of any statute affecting the Premises and of any insurer of them;

         1.2 keep or operate in the Premises any machinery which is unduly noisy or causes vibration, or which is likely to annoy or disturb any other tenant or occupier of any adjoining property.

2.       OVERLOADING FLOORS AND SERVICES

         The Tenant shall not:-

         2.1 overload the floors of the Premises nor suspend any excessive weight from any ceiling, roof, stanchion, structure or wall nor overload any Utility in or serving them;

         2.2 do anything which may subject the Premises to any strain beyond that which they are designed to bear (with due margin for safety), and shall pay to the Landlord, on written demand, any expense reasonably incurred by the Landlord in obtaining the opinion of a qualified structural engineer as to whether the structure of the Premises is being, or is about to be, overloaded;

         2.3 exceed the weight limits prescribed for any lift in the Premises.

3.       DISCHARGES INTO CONDUITS

         The Tenant shall not discharge into any Conduit any oil or grease or any noxious or deleterious effluent or substance which may cause an obstruction or might be or become a source of danger, or which might damage any Conduit or the drainage system of the Premises.

4.       DISPOSAL OF REFUSE

         The Tenant shall not deposit in any part of the Premises any refuse, rubbish or trade empties of any kind other than in proper receptacles and as may be designated by the Landlord, and shall not burn any refuse or rubbish on the Premises.

5.       PROHIBITED USES

         The Tenant shall not use the Premises for any public or political meeting, or public exhibition or public entertainment, show or spectacle; or for any dangerous, noisy, noxious or offensive business, occupation or trade; or for any illegal or immoral purpose; or for residential or sleeping purposes; or for betting, gambling, gaming or wagering; or as a betting office; or as a club; or for the sale of any beer, wines or spirits; or for any auction.

6.       NUISANCE

         The Tenant shall not:-

         6.1 do anything in the Premises which may be or become a nuisance, or which may cause annoyance, damage, disturbance or inconvenience to, the Landlord or any owner or occupier of any adjoining property, or which may be injurious to the amenity, character, tone or value of the Premises;

         6.2 play any musical instrument, or use any loudspeaker, radio, tape recorder, record or compact disc player or similar apparatus in such a manner as to be audible outside the Premises;

         6.3 place any goods on any open area of the Premises or expose from any window of the Premises any articles, goods or things of any kind.

                 ----------------------------------------------

                                   SCHEDULE 3
                             COVENANTS BY GUARANTOR

1.       COVENANT AND INDEMNITY BY GUARANTOR

         The Guarantor:-

         1.1 covenants with the Landlord, as a primary obligation, that the Present Tenant or the Guarantor shall, at all times during the Term (including any continuation or renewal of this Lease), duly perform and observe all the covenants on the part of the Tenant contained in this Lease, including the payment of the Rents and all other sums payable under this Lease in the manner and at the times specified in this Lease;

         1.2 indemnifies, as a primary obligation, the Landlord against all claims, demands, losses, damages, liability, costs, fees and expenses whatsoever sustained by the Landlord by reason of or arising in any way directly or indirectly out of any default by the Present Tenant in the performance and observance of any of its obligations or the payment of any rent and other sums; and

         1.3 indemnifies, as a primary obligation, the Landlord against any loss sustained by the Landlord as a result of any of the obligations of the Present Tenant contained in this Lease being or becoming void, voidable, unenforceable or ineffective for any reason whatsoever and whether or not known to the Landlord, the amount of such loss being the amount which the Landlord would otherwise have been able to recover from the Present Tenant.

2.       GUARANTOR'S LIABILITY

         The Guarantor further covenants with the Landlord, as a primary obligation, that the Guarantor shall be liable (whether before or after any disclaimer by a liquidator or trustee in bankruptcy) for the fulfilment of all the obligations of the Present Tenant under this Lease and agrees that the Landlord, in the enforcement of its rights under this Lease, may proceed against the Guarantor as if the Guarantor was named as the Tenant in this Lease.

3.       WAIVER BY GUARANTOR

         The Guarantor waives any right to require the Landlord to proceed against the Present Tenant or to pursue any other remedy whatsoever which may be available to the Landlord before proceeding against the Guarantor.

4.       POSTPONEMENT OF CLAIMS BY GUARANTOR AGAINST TENANT

         The Guarantor further covenants with the Landlord that the Guarantor shall:-

         4.1 not claim in any liquidation, bankruptcy, composition or arrangement of the Present Tenant in competition with the Landlord and shall remit to the Landlord the proceeds of all judgments and all distributions it may receive from any liquidator, trustee in bankruptcy or supervisor of the Present Tenant;

         4.2 hold for the benefit of the Landlord all security and rights the Guarantor may have over assets of the Present Tenant whilst any liabilities of the Present Tenant or the Guarantor to the Landlord remain outstanding; and

         4.3 not exercise any right or remedy in respect of any amount paid or any liability incurred by the Guarantor in performing or discharging its obligations contained in this Schedule, or claim any contribution from any other guarantor.

5.       POSTPONEMENT OF PARTICIPATION BY GUARANTOR IN SECURITY

         The Guarantor shall not be entitled to participate in any security held by the Landlord in respect of the Tenant's obligations to the Landlord under this Lease or to stand in the place of the Landlord in respect of any such security until all the obligations of the Present Tenant or the Guarantor to the Landlord under this Lease have been performed or discharged.

6.       NO RELEASE OF GUARANTOR

         None of the following, or any combination of them, shall release, determine, discharge or in any way lessen or affect the liability of the Guarantor as principal obligor under this Lease or otherwise prejudice or affect the right of the Landlord to recover from the Guarantor to the full extent of this guarantee:-

         6.1 any neglect, delay or forbearance of the Landlord in endeavouring to obtain payment of the Rents or the amounts required to be paid by the Tenant or in enforcing the performance or observance of any of the obligations of the Tenant under this Lease;

         6.2 any refusal by the Landlord to accept rent tendered by or on behalf of the Tenant at a time when the Landlord was entitled (or would after the service of a notice under Section 146 of the Law of Property Act 1925 have been entitled) to re-enter the Premises;

         6.3     any extension of time given by the Landlord to the Tenant;

         6.4 any variation of the terms of this Lease (including any reviews of the rent payable under this Lease) or the transfer of the Landlord's reversion or the assignment of this Lease;

         6.5 any change in the constitution, structure or powers of either the Tenant, the Guarantor or the Landlord or the liquidation, administration or bankruptcy (as the case may be) of either the Tenant or the Guarantor;

         6.6 any legal limitation, or any immunity, disability or incapacity of the Tenant (whether or not known to the Landlord) or the fact that any dealings with the Landlord by the Tenant may be outside, or in excess of, the powers of the Tenant;

         6.7 any other act, omission, matter or thing whatsoever as a result of which, but for this provision, the Guarantor would be exonerated either wholly or partly (other than a release executed and delivered as a deed by the Landlord).

7.       DISCLAIMER OR FORFEITURE OF LEASE

         The Guarantor further covenants with the Landlord that:-

         7.1 if a liquidator or trustee in bankruptcy shall disclaim or surrender this Lease; or

         7.2     if this Lease shall be forfeited; or

         7.3     if the Present Tenant shall cease to exist

         the Guarantor shall, if the Landlord by notice in writing given to the Guarantor within six (6) months after such disclaimer or other event so requires, join with the Landlord in applying to the Court for an order authorising an agreement excluding the provisions of Sections 24 to 28 (inclusive) of the Landlord and Tenant Act 1954 (as amended by Section 5 of the Law of Property Act 1969) in relation to the new lease of the Premises hereinafter mentioned and upon the making of such order accept from, and execute and deliver to, the Landlord a counterpart of a new lease of the Premises for a term commencing on the date of the disclaimer or other event and continuing for the residue then remaining unexpired of the Term, such new lease to be at the cost of the Guarantor and to be at the same Rents and subject to the same covenants and provisions as are contained in this Lease.

8.       GUARANTOR TO PAY SUM EQUAL TO RENTS

         If the Landlord shall not require the Guarantor to take a new lease pursuant to paragraph 7, the Guarantor shall nevertheless upon demand pay to the Landlord a sum equal to the Rents and other sums that would have been payable under this Lease but for the disclaimer or other event in respect of the period from and including the date of such disclaimer or other event until the expiration of six (6) months from such date or until the Landlord shall have granted a lease of the Premises to a third party (whichever shall occur first).

9.       BENEFIT OF GUARANTEE

         This guarantee shall enure for the benefit of the successors and assigns of the Landlord under this Lease without the necessity for any assignment.

10.      GUARANTOR TO JOIN IN AUTHORISED GUARANTEE AGREEMENT

         The Guarantor covenants with the Landlord, and as a separate covenant with the Present Tenant, that the Guarantor will join in, and execute and deliver to the Landlord, any deed which the Present Tenant is required to execute and deliver to the Landlord pursuant to clause 20.3(i), so as to give the covenants on the part of the Guarantor contained in that deed.

                 ----------------------------------------------

                                   SCHEDULE 4
              AUTHORISED GUARANTEE AGREEMENT TO BE GIVEN BY TENANT
                           PURSUANT TO CLAUSE 20.3(i)

T H I S   D E E D  is made the             day of                    19

B E T W E E N:-

(1)      [       ] whose registered office is at [       ] (registered number:
         ) (the "PRESENT TENANT") [and]

(2)      [       ] whose registered office is at [       ] (registered number:
         ) (the "LANDLORD") [and]

[(3)     [       ] whose registered office is at [       ] (registered number:
         ) (the "GUARANTOR")]]

W H E R E A S:-

(A)      This Agreement is made pursuant to the lease dated [       ] and made
         between [       ] (the "LEASE") which expression shall include (where
         the context so admits) all deeds and documents supplemental to it (whether expressed to be so or not) relating to the premises at
         [       ] (the "PREMISES").

(B)      The Present Tenant holds the Premises under the Lease and wishes to
         assign the Lease to [       ] (the "ASSIGNEE"), and pursuant to the
         Lease the Landlord's consent is required to such assignment (the "ASSIGNMENT") and such consent is given subject to a condition that the Present Tenant to enter into a deed in the form of this Deed.

NOW THIS DEED WITNESSES as follows:-

1.       AUTHORISED GUARANTEE

         Pursuant to the condition referred to above, the Present Tenant covenants with the Landlord, as a primary obligation, that the Assignee or the Present Tenant shall, at all times during the period (the "GUARANTEE PERIOD") from the completion of the Assignment until the Assignee shall have ceased to be bound by the TENANT COVENANTS (which in this Deed shall have the meaning attributed by section 28(1) of the Landlord and Tenant (Covenants) Act 1995 (the "1995 ACT")) contained in the Lease (including the payment of the rents and all other sums payable under the Lease in the manner and at the times specified in the Lease), duly perform and observe the tenant covenants.

2.       PRESENT TENANT'S LIABILITY

2.1 The Present Tenant agrees that the Landlord, in the enforcement of its rights under this Deed, may proceed against the Present Tenant as if the Present Tenant were the sole or principal debtor in respect of the tenant covenant in question.

2.2 For the avoidance of doubt, notwithstanding the termination of the Guarantee Period the Present Tenant shall remain liable under this Deed in respect of any liabilities which may have accrued prior to such termination.

2.3 For the avoidance of doubt the Present Tenant shall be liable under this Deed for any costs and expenses incurred by the Landlord in enforcing the Present Tenant's obligations under this Deed.

3.       DISCLAIMER OF LEASE

         The Present Tenant further covenants with the Landlord that if the Crown or a liquidator or trustee in bankruptcy shall disclaim the Lease during the Guarantee Period the Present Tenant shall, if the Landlord by notice in writing given to the Present Tenant within six (6) months after such disclaimer, accept from, and execute and deliver to, the Landlord a counterpart of a new lease of the Premises for a term commencing on the date of the disclaimer and continuing for the residue then remaining unexpired of the term of the Lease, such new lease to be at the same rents and subject to the same covenants and provisions as are contained in the Lease.

4.       SUPPLEMENTARY PROVISIONS

         By way of provision incidental or supplementary to clauses 1, 2 and 3 of this Deed:-

4.1      POSTPONEMENT OF CLAIMS BY PRESENT TENANT

         The Present Tenant further covenants with the Landlord that the Present Tenant shall:-

         4.1.1 not claim in any liquidation, bankruptcy, composition or arrangement of the Assignee in competition with the Landlord and shall remit to the Landlord the proceeds of all judgments and all distributions it may receive from any liquidator, trustee in bankruptcy or supervisor of the Assignee;

         4.1.2 hold for the benefit of the Landlord all security and rights the Present Tenant may have over assets of the Assignee whilst any liabilities of the Present Tenant or the Assignee to the Landlord remain outstanding; and

         4.1.3 not exercise any right or remedy in respect of any amount paid or any liability incurred by the Present Tenant in performing or discharging its obligations contained in this Deed, or claim any contribution from any other guarantor.

4.2      POSTPONEMENT OF PARTICIPATION BY PRESENT TENANT IN SECURITY

         The Present Tenant shall not be entitled to participate in any security held by the Landlord in respect of the Assignee's obligations to the Landlord under the Lease or to stand in the place of the Landlord in respect of any such security until all the obligations of the Present Tenant or the Assignee to the Landlord under the Lease have been performed or discharged.

4.3      NO RELEASE OF PRESENT TENANT

         None of the following, or any combination of them, shall release, determine, discharge or in any way lessen or affect the liability of the Present Tenant as principal obligor under this Deed or otherwise prejudice or affect the right of the Landlord to recover from the Present Tenant to the full extent of this guarantee:-

         4.3.1 any neglect, delay or forbearance of the Landlord in endeavouring to obtain payment of any rents or other amounts required to be paid by the Assignee or in enforcing the performance or observance of any of the obligations of the Assignee under the Lease;

         4.3.2 any refusal by the Landlord to accept rent tendered by or on behalf of the Assignee at a time when the Landlord was entitled (or would after the service of a notice under Section 146 of the Law of Property Act 1925 have been entitled) to re-enter the Premises;

         4.3.3    any extension of time given by the Landlord to the Assignee;

         4.3.4 any reviews of the rent payable under the Lease and (subject to Section 18 of the 1995 Act) any variation of the terms of the Lease or the transfer of the Landlord's reversion;

         4.3.5 any change in the constitution, structure or powers of either the Present Tenant, the Assignee or the Landlord or the liquidation, administration or bankruptcy (as the case may be) of either the Present Tenant or the Assignee;

         4.3.6 any legal limitation, or any immunity, disability or incapacity of the Assignee (whether or not known to the Landlord) or the fact that any dealings with the Landlord by the Assignee may be outside, or in excess of, the powers of the Assignee;

         4.3.7 any other deed, act, omission, failure, matter or thing whatsoever as a result of which, but for this provision, the Present Tenant would be exonerated either wholly or partly (other than a release executed and delivered as a deed by the Landlord or a release effected by virtue of the 1995 Act).

4.4      COSTS OF NEW LEASE

         The Landlord's reasonable costs in connection with any new lease granted pursuant to clause 3 of this Deed shall be borne by the Present Tenant and paid to the Landlord (together with Value Added Tax) upon completion of such new lease.

4.5      GUARANTOR TO JOIN IN NEW LEASE

         If the Present Tenant shall be required to take up a new lease pursuant to clause 3 of this Deed, the Guarantor shall join in, and execute and deliver to the Landlord a counterpart of, such new lease in order to guarantee the obligations of the Present Tenant under it in the terms of Schedule 3 to the Lease.

         I N W I T N E S S whereof this deed has been executed by the Present Tenant and is intended to be and is hereby delivered on the date first above written.

                                   SCHEDULE 5
                              DRAFT DEED OF RELEASE

                     DATED                                   199


                     (1) Landlord:



                     (2) Tenant:
                         SEAGATE SOFTWARE LIMITED


                     (3) Guarantor:
                         SEAGATE TECHNOLOGY INC
                         [(or in the circumstances referred to in clause 21.5 of the Lease) SEAGATE SOFTWARE INC]

                    -----------------------------------------


                                 DEED OF RELEASE

                                   relating to

                                   Aquis House
                                 Blagrave Street
                                     Reading

                    -----------------------------------------




                            CLIFFORD CHANCE
                            200 Aldersgate Street
                            London EC1A 4JJ

                            Telephone: 0171-600 1000
                            Fax: 0171-600 5555
                            Telex: 887847 LEGIS G

                            Ref: GP/U167/10080/ICSM

                                 DEED OF RELEASE

                                   PARTICULARS
--------------------------------------------------------------------------------

DATE                            :                                           1998
--------------------------------------------------------------------------------

PARTIES

   (1)    Landlord              :



                                       (Company Registration No.           )


   (2)    Tenant                :      SEAGATE SOFTWARE LIMITED whose
                                       registered office is at 100 New
                                       Bridge Street, London, EC4V 6JA


                                       (Company Registration No. 2575013)


   (3)    Guarantor             :      SEAGATE TECHNOLOGY INC of
                                       [                       ]
                                       [(or in the  circumstances referred
                                       to in clause 21.5 of the Lease)
                                       SEAGATE SOFTWARE INC.]
       ------------------------------------------------------------------

   LEASE

          Date                  :                                        1998

          Parties               :      Universities Superannuation Scheme
                                       Limited (1)
                                       Seagate Software Limited (2)
                                       Seagate Technology Inc (3)


          Term:                 :      15 years from 24 June 1998


          Demised Premises      :      Aquis House, Blagrave Street, Reading

      -------------------------------------------------------------------

1.      RELEASE OF OBLIGATIONS

        In accordance with [21.1(a)] [clause 21.1(b)] [clause 21.5(a)] [clause 21.5(b)] of the Lease referred to in the foregoing Particulars (the "Lease") the Landlord and the Guarantor named in the Particulars hereby release each other from all of the obligations on their respective parts contained in or arising out of the Lease but without prejudice to the rights of either the Landlord or the Guarantor in respect of any breach of the terms of the Lease prior to the date of this Deed.

IN WITNESS of which this Deed has been executed by the parties hereto, and is intended to be and is hereby delivered on the date first before written.

                                   SCHEDULE 6
                   DRAFT LICENCE TO ASSIGN AND DEED OF RELEASE

                            DATED                                   1998


                            (1)    Landlord:

                            (2)    Tenant:
                                   SEAGATE SOFTWARE
                                   LIMITED AND
                                   [                     ]

                            (3)    Assignee:
                                   SEAGATE SOFTWARE
                                   LIMITED [AND                ]

                            (4) Guarantor: SEAGATE TECHNOLOGY INC. [(or in the circumstances referred to in clause 21.5 of the Lease) SEAGATE SOFTWARE INC.]

                       ----------------------------------


                                LICENCE TO ASSIGN
                                       AND
                                 DEED OF RELEASE

                                   relating to

                                  Aquis House,
                            Blagrave Street, Reading

                       ----------------------------------


                              CLIFFORD CHANCE
                              200 Aldersgate Street
                              London EC1A 4JJ

                              Telephone: 0171-600 1000
                              Fax: 0171-600 5555
                              Telex: 887847 LEGIS G
                              Ref:   GP/U167/10080/ICSM

                      LICENCE TO ASSIGN AND DEED OF RELEASE

                                   PARTICULARS

--------------------------------------------------------------------------------

DATE                             :                                   1998
--------------------------------------------------------------------------------

PARTIES

   (1)    Landlord               :


                                        (Company Registration No.           )


   (2)    Tenant                 :      SEAGATE SOFTWARE LIMITED
                                        whose registered office is at 100
                                        New Bridge Street, London, EC4V 6JA

                                        (Company Registration No. 2575013)

                                        [and                                ]


   (3)    Assignee               :      SEAGATE SOFTWARE  LIMITED
                                        whose registered office is at 100
                                        New Bridge Street, London, EC4V 6JA

                                        (Company Registration No. 2575013)

[and


   (4)    Guarantor              :      SEAGATE TECHNOLOGY INC of
                                        [                       ]
                                        [(or in the circumstances referred
                                        to in clause 21.5 of the Lease)
                                        SEAGATE SOFTWARE INC.]
       -------------------------------------------------------------------

   LEASE

          Date                   :                                        1998

          Parties                :      Universities Superannuation Scheme
                                        Limited (1)
                                        Seagate Software Limited (2)
                                        and Seagate Technology Inc (3)

          Term:                  :      15 years from 24 June 1998


          Demised Premises       :      Aquis House, Blagrave Street, Reading

      --------------------------------------------------------------------

1.       DEFINITIONS

         In this Licence, unless the context otherwise requires:-

         "ASSIGNEE" means the party named as Assignee in the Particulars, and includes any successor in title or assign of such party and, in the case of an individual, any personal representative of such individual;

         "DEMISED PREMISES" means the premises demised by the Lease and as briefly described in the Particulars;

         "GUARANTOR" means the party named as Guarantor in the Particulars;

         "LANDLORD" means the party named as Landlord in the Particulars, and includes any person for the time being entitled to such party's reversionary interest in the Demised Premises;

         "LEASE" means the Lease the details of which are set out in the Particulars, and includes any instrument supplemental thereto;

         "PARTICULARS" means the matters appearing on the preceding page(s) headed "Particulars";

         "TENANT" means the party named as Tenant in the Particulars;

         "TERM" means the term of years created by the Lease, and includes the period of any holding over or any continuation thereof (whether by statute or common law).

2.       INTERPRETATION

2.1      The headings used in this Licence do not affect its construction.

2.2      This Licence is supplemental to the Lease.

2.3      In this Licence, unless the context otherwise requires:-

         (a) Any covenant by a party comprising more than one person is joint and several; and

         (b) Any word importing an individual includes a company and vice versa.

2.4 Any covenant by the Assignee shall be construed as being not only with the Landlord but also with any superior landlord.

3.       TITLE TO DEMISED PREMISES

3.1 The Landlord is entitled to the immediate reversionary interest in the Demised Premises.

3.2 The Tenant is entitled to the Demised Premises for the residue of the Term.

4.       CONSENT TO ASSIGNMENT

         The Landlord consents to the assignment by the Tenant to the Assignee of the Demised Premises for the residue of the Term.

5.       RESTRICTION ON CONSENT

         The consent granted by this Licence is restricted to the particular assignment authorised, and does not authorise any further or other variation of the terms of the Lease, which otherwise remains in full force and effect.

6.       RELEASE OF OBLIGATIONS

         Subject to Clause 7 of this Licence, and in accordance with clause 21. [ ] of the Lease, the Landlord and [Seagate Technology Inc.] [Seagate Software Inc.] hereby release each other as from the date on which the Lease is assigned to the Assignee from all obligations on their respective parts contained in or arising out of the Lease but without prejudice to the rights of either party in respect of any breach of the terms of the Lease prior to the date on which the Lease is assigned to the Assignee.

7.       COMPLETION OF ASSIGNMENT

         If the assignment authorised by this Licence is not completed within the period of three months commencing on the date hereof, then, unless the Landlord (in the Landlord's absolute discretion) extends such period, the consent given by this Licence will become void and clause 6 of this Licence shall not take effect.

8.       INVALIDITY OF CERTAIN PROVISIONS

         If any term of this Licence or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable the same shall be severable and the remainder of this Licence or the application of such term to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term and provision of this Licence shall be valid and be enforced to the fullest extent permitted by law.

         IN WITNESS of which this Licence has been executed by the Landlord, the Assignee and the Guarantor, and is intended to be and is hereby delivered on the date first before written.

     THE COMMON SEAL of             )
UNIVERSITIES SUPERANNUATION         )
SCHEME LIMITED was affixed          )
in the presence of:-                )



__________________________________  Signature of director

__________________________________  Name of director

__________________________________  Signature of director/secretary

__________________________________  Name of director/secretary

     THE COMMON SEAL of             )
SEAGATE SOFTWARE LIMITED            )
was affixed in the presence of:-    )



/s/ Ellen Chamberlain                       Signature of director

Ellen Chamberlain                           Name of director

/s/ Jeffrey B. Nelson                       Signature of director/secretary

Jeffrey B. Nelson                           Name of director/secretary





     THE COMMON SEAL of           )
SEAGATE TECHNOLOGY INC            )
was affixed in the presence of:-  )



/s/ Ellen Chamberlain                       Signature of director

Ellen Chamberlain                           Name of director

/s/ Jeffrey B. Nelson                       Signature of director/secretary

Jeffrey B. Nelson                           Name of director/secretary